Filed Pursuant to Rule 497

Securities Act File No. 333-202531

Supplement No. 1, dated August 6, 2015

to

Prospectus Supplement, dated May 7, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Fidus Investment Corporation (the “Company”), dated April 30, 2015, as supplemented by the Prospectus Supplement dated May 7, 2015. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplement or Prospectus, as applicable.

You should carefully consider the “Risk Factors” beginning on page 12 of the Prospectus Supplement and page 12 of the Prospectus before you decide to invest.

STATUS OF OUR OFFERING

On August 21, 2014, we established an at-the-market program (the “ATM Program”) to which this Supplement No. 1 and the Prospectus Supplement, dated May 7, 2015, relate and through which we may sell, from time to time and at our sole discretion, up to $50.0 million of our common stock. At the inception of the ATM Program, shares of our common stock were registered for sale by registration statement No. 333-182785 and offered by a prospectus supplement dated August 21, 2014 as supplemented by Prospectus Supplement No. 1 dated November 6, 2014 and Prospectus Supplement No. 2 dated March 5, 2015. On March 5, 2015, we filed a new registration statement (No. 333-202531) which was declared effective April 30, 2015 (the “Registration Statement”). As disclosed in this Prospectus Supplement dated May 7, 2015 and the accompanying prospectus, we are continuing the ATM Program using shares registered under the Registration Statement.

The gross proceeds raised, the related sales agent commission, the offering expenses and the average price at which these shares were issued from the period of August 21, 2014 (the inception of the ATM Program) through August 6, 2015 are as follows:

(In thousands, except shares and per share data)

Fiscal Year 2014 Issuance of Common Stock	Number of Shares	Gross Proceeds	Sales Agent Commission	Offering Expenses	Average Offering Price
Third Quarter ended September 30, 2014	153,541	$2,850	$43	$13	$18.56
Fourth Quarter ended December 31, 2014	4,812	80	1	2	17.00

Total	158,353	$2,930	$44	$15	$18.51

Fiscal Year 2015 Issuance of Common Stock
First Quarter ended March 31, 2015	49,193	$819	$12	$4	$16.65
Second Quarter ended June 30, 2015	141,430	2,347	35	15	16.60
Third Quarter (through August 6, 2015)	—	—	—	—	—

Total	190,623	$3,166	$47	$19	$16.61

FILING OF FORM 10-Q

On August 6, 2015, we filed our Quarterly Report on Form 10-Q (“Form 10-Q”) for the quarter ended June 30, 2015 with the Securities and Exchange Commission. We have attached the Form 10-Q to this supplement as Annex A.

ABOUT OUR ADVISOR

Our advisor, Fidus Investment Advisors LLC (“Advisors”), recently entered into a combination with Fidus Partners, LLC (the “Combination”), by which members of Advisors and Fidus Partners, LLC (“Partners”) contributed all of their respective membership interest in Advisors and Partners to a newly formed limited liability company, Fidus Group Holdings, LLC (“Holdings”). As a result, Advisors is a wholly-owned subsidiary of Holdings, which is a newly-formed limited liability company organized under the laws of Delaware.

ANNEX A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2015

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to

Commission file number 814-00861

Fidus Investment Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	27-5017321
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1603 Orrington Avenue, Suite 1005 Evanston, Illinois	60201
(Address of Principal Executive Offices)	(Zip Code)

(847) 859-3940

(Registrant’s telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of August 5, 2015, the Registrant had outstanding 16,268,143 shares of common stock, $0.001 par value.

FIDUS INVESTMENT CORPORATION

QUARTERLY REPORT ON FORM 10-Q

PART I — FINANCIAL INFORMATION

Item 1.	Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Assets and Liabilities

(In thousands, except shares and per share data)

	June 30,
	2015	December 31,
	(unaudited)	2014
ASSETS
Investments, at fair value
Control investments (cost: $10,898 and $10,460, respectively)	$778	$4,244
Affiliate investments (cost: $92,552 and $81,979, respectively)	99,444	86,200
Non-control/non-affiliate investments (cost: $316,557 and $298,899, respectively)	319,912	305,911

Total investments, at fair value (cost: $420,007 and $391,338, respectively)	420,134	396,355
Cash and cash equivalents	14,542	29,318
Interest receivable	5,025	4,460
Deferred financing costs (net of accumulated amortization of $3,270 and $2,784, respectively)	4,576	4,567
Prepaid expenses and other assets	1,270	887

Total assets	$445,547	$435,587

LIABILITIES
SBA debentures	$179,700	$173,500
Borrowings under credit facility	10,500	10,000
Accrued interest and fees payable	2,606	2,853
Due to affiliates	5,260	5,395
Taxes payable	—	328
Accounts payable and other liabilities	559	248

Total liabilities	198,625	192,324

Commitments and contingencies (Note 7)

NET ASSETS
Common stock, $0.001 par value (100,000,000 shares authorized, 16,268,143 and 16,051,037 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively)	16	16
Additional paid-in capital	246,612	243,008
Undistributed net investment income	12,101	12,433
Accumulated net realized (loss) gain on investments, net of taxes and distributions	(10,588)	(15,999)
Accumulated net unrealized appreciation (depreciation) on investments	(1,219)	3,805

Total net assets	246,922	243,263

Total liabilities and net assets	$445,547	$435,587

Net asset value per common share	$15.18	$15.16

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Operations (unaudited)

(In thousands, except shares and per share data)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Investment income:
Interest income
Control investments	$92	$—	$220	$—
Affiliate investments	2,496	2,280	4,841	4,757
Non-control/non-affiliate investments	9,528	7,026	18,978	14,100

Total interest income	12,116	9,306	24,039	18,857
Dividend income
Affiliate investments	44	31	74	61
Non-control/non-affiliate investments	114	482	221	829

Total dividend income	158	513	295	890
Fee income
Control investments	10	—	10	—
Affiliate investments	158	—	158	388
Non-control/non-affiliate investments	338	783	1,102	1,005

Total fee income	506	783	1,270	1,393
Interest on idle funds and other income	19	(21)	33	—

Total investment income	12,799	10,581	25,637	21,140

Expenses:
Interest and financing expenses	2,303	1,795	4,433	3,548
Base management fee	1,864	1,393	3,655	2,758
Incentive fee	1,557	853	3,156	1,695
Administrative service expenses	347	430	715	793
Professional fees	220	213	659	610
Other general and administrative expenses	463	376	756	753

Total expenses	6,754	5,060	13,374	10,157

Net investment income before income taxes	6,045	5,521	12,263	10,983
Income tax provision	6	12	(5)	30

Net investment income	6,039	5,509	12,268	10,953

Net realized and unrealized gains (losses) on investments:
Realized gains on affiliate investments	—	—	—	166
Net realized gains on non-control/non-affiliate investments	5,277	59	5,277	1,752
Net change in unrealized (depreciation) appreciation on investments	(5,070)	(2,140)	(4,890)	(6,048)
Income tax (provision) on realized gains on investments	—	—	—	(17)

Net gain (loss) on investments	207	(2,081)	387	(4,147)

Net increase in net assets resulting from operations	$6,246	$3,428	$12,655	$6,806

Per common share data:
Net investment income per share-basic and diluted	$0.37	$0.40	$0.76	$0.80

Net increase in net assets resulting from operations per share-basic and diluted	$0.39	$0.25	$0.78	$0.49

Dividends declared per share	$0.40	$0.38	$0.78	$0.76

Weighted average number of shares outstanding - basic and diluted	16,186,688	13,765,954	16,123,722	13,760,623

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Changes in Net Assets (unaudited)

(In thousands, except shares)

					Accumulated
					Net Realized	Accumulated
					(Loss) Gain on	Net Unrealized
	Common Stock		Additional	Undistributed	Investments,	Appreciation
	Number	Par	Paid in	Net Investment	net of taxes and	(Depreciation)	Total
	of Shares	Value	Capital	Income	distributions	on Investments	Net Assets
Balances at December 31, 2013	13,755,232	$14	$206,123	$3,221	$11,212	$(9,445)	$211,125
Public offerings of common stock, net of expenses	—	—	—	—	—	—	—
Shares issued under dividend reinvestment plan	19,869	—	393	—	—	—	393
Net increase in net assets resulting from operations	—	—	—	10,953	1,901	(6,048)	6,806
Dividends declared	—	—	—	(10,458)	—	—	(10,458)

Balances at June 30, 2014	13,775,101	$14	$206,516	$3,716	$13,113	$(15,493)	$207,866

Balances at December 31, 2014	16,051,037	$16	$243,008	$12,433	$(15,999)	$3,805	$243,263
Public offerings of common stock, net of expenses	190,623	—	3,174	—	—	—	3,174
Shares issued under dividend reinvestment plan, net of expenses	26,483	—	430	—	—	—	430
Net increase in net assets resulting from operations	—	—	—	12,268	5,411	(5,024)	12,655
Dividends declared	—	—	—	(12,600)	—	—	(12,600)

Balances at June 30, 2015	16,268,143	$16	$246,612	$12,101	$(10,588)	$(1,219)	$246,922

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Cash Flows (unaudited)

(In thousands)

	Six months ended June 30,
	2015	2014
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$12,655	$6,806
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Net change in unrealized depreciation on investments	4,890	6,048
Net realized (gain) on investments	(5,277)	(1,918)
Interest and dividend income paid-in-kind	(2,630)	(2,838)
Accretion of original issue discount	(300)	(349)
Accretion of loan origination fees	(324)	(223)
Purchase of investments	(67,903)	(24,650)
Proceeds from sales and repayments of investments	47,388	20,269
Proceeds from loan origination fees	377	169
Amortization of deferred financing costs	486	273
Changes in operating assets and liabilities:
Interest receivable	(565)	(1,397)
Prepaid expenses and other assets	(383)	(442)
Accrued interest and fees payable	253	14
Due to affiliates	(135)	(1,160)
Taxes payable	(328)	(684)
Accounts payable and other liabilities	311	220

Net cash (used in) provided by operating activities	(11,485)	138

Cash Flows from Financing Activities:
Proceeds from stock offerings, net of expenses	3,174	—
Proceeds received from SBA debentures	6,200	1,000
Net proceeds received from borrowings under credit facility	500	—
Payment of deferred financing costs	(995)	(917)
Dividends paid to stockholders, including expenses	(12,170)	(10,065)
Taxes paid on deemed distribution	—	(2,887)

Net cash (used in) financing activities	(3,291)	(12,869)

Net (decrease) in cash and cash equivalents	(14,776)	(12,731)
Cash and cash equivalents:
Beginning of period	29,318	53,418

End of period	$14,542	$40,687

Supplemental disclosure of cash flow information:
Cash payments for interest	$3,694	$3,261
Cash payments for taxes, net of tax refunds received	$323	$3,618
Non-cash financing activities:
Shares issued under dividend reinvestment plan	$432	$393

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited)

June 30, 2015

(In thousands, except shares)

Portfolio Company(1) (2)	Industry	Investment Type (3)	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Control Investments (5)

Paramount Building Solutions, LLC	Retail Cleaning	Subordinated Note (11)	7.0%/3.0%	12/31/2017	$1,132	$1,132	$778
		Subordinated Note (11)	7.0%/7.0%	12/31/2017	2,927	2,927	—
		Warrant (1,086,035 units) (7)				—	—
		Preferred Equity (5,000,000 units) (7)				5,339	—
		Common Equity (107,143 units) (7)				1,500	—

						10,898	778	0%

Total Control Investments						10,898	778	0%

Affiliate Investments (5)

Apex Microtechnology, Inc.	Electronic	Warrant (2,293 units)				220	285
	Components Supplier	Common Equity (11,690 shares)				1,169	1,482

						1,389	1,767	1%

FAR Research Inc.	Specialty Chemicals	Senior Secured Loan (10)	11.8%/0.0%	3/31/2019	7,600	7,571	7,600
		Revolving Loan ($1,750 commitment) (9)	11.8%/0.0%	3/31/2019	136	129	136
		Common Equity (10 units)				1,000	444

						8,700	8,180	3%

Inflexxion, Inc.	Business Services	Senior Secured Loan	12.5%/0.0%	12/16/2019	3,950	3,929	3,950
		Revolving Loan ($1,000 commitment) (8)(9)	12.5%/0.0%	12/16/2019	—	(4)	—
		Preferred Equity (1,400 units)				1,400	1,277

						5,325	5,227	2%

Malabar International	Aerospace & Defense	Subordinated Note (10)	12.5%/2.5%	5/21/2017	7,356	7,336	7,356
	Manufacturing	Preferred Equity (1,494 shares) (6)	6.0%/0.0%			1,992	4,336

						9,328	11,692	5%

Medsurant Holdings, LLC	Healthcare Services	Subordinated Note	9.5%/4.5%	7/12/2016	10,361	10,031	10,361
		Preferred Equity (126,662 units) (7)				1,346	1,259
		Warrant (505,176 units) (7)				4,516	4,556

						15,893	16,176	7%

Microbiology Research Associates, Inc.	Healthcare Services	Senior Secured Loan	6.0%/0.0%	5/13/2020	3,750	3,732	3,732
		Revolving Loan ($500 commitment) (8)(9)	6.0%/0.0%	5/13/2020	—	(2)	(2)
		Subordinated Note	12.5%/0.0%	11/13/2020	6,250	6,219	6,219
		Common Equity (1,000,000 units) (9)				1,000	1,000

						10,949	10,949	4%

Pfanstiehl, Inc.	Healthcare Products	Subordinated Note	12.0%/1.5%	9/29/2018	6,208	6,173	6,208
		Common Equity (8,500 units) (9)				850	4,077

						7,023	10,285	4%

Safety Products Group, LLC	Safety Products	Subordinated Note	12.0%/1.5%	12/30/2018	10,000	9,969	10,000
	Manufacturing	Preferred Equity (749 units) (7) (9)				749	811
		Common Equity (676 units) (7) (9)				1	—

						10,719	10,811	4%

Trantech Radiator Products, Inc.	Utility Equipment	Subordinated Note (9)	12.0%/1.8%	5/4/2017	9,602	9,586	9,602
	Manufacturing	Common Equity (6,875 shares) (9)				688	943

						10,274	10,545	4%

Westminster Cracker Company, Inc.	Specialty Cracker	Preferred Equity (95,798 units)				70	163
	Manufacturing	Common Equity (1,208,197 units)				1,208	1,798

						1,278	1,961	1%

World Wide Packaging, LLC	Consumer Products	Subordinated Note (9)	12.0%/1.8%	10/26/2018	10,186	10,156	10,186
		Common Equity (1,517,573 units) (7) (9)				1,518	1,665

						11,674	11,851	5%

Total Affiliate Investments						92,552	99,444	40%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

(In thousands, except shares)

Portfolio Company(1) (2)	Industry	Investment Type (3)	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Non-Control/Non-Affiliate Investments (5)
ACFP Management, Inc.	Restaurants	Common Equity (1,000,000 units) (9)				$1,091	$1,755	1%

Allied 100 Group, Inc.	Healthcare Products	Subordinated Note (10)	11.5%/0.0%	5/26/2020	$13,000	12,942	13,000
		Common Equity (1,250,000 units) (9)				1,250	1,267

						14,192	14,267	6%

Anatrace Products, LLC	Healthcare Products	Senior Secured Loan	11.5%/1.5%	10/11/2018	9,054	9,026	9,054
		Revolving Loan ($500 commitment) (8)	11.5%/1.5%	10/11/2018	—	(1)	(1)
		Common Equity (360,000 shares) (9)				360	542

						9,385	9,595	4%

Brook & Whittle Limited	Printing Services	Subordinated Note	12.0%/4.8%	12/31/2016	7,474	7,474	7,289
		Subordinated Note	12.0%/2.0%	12/31/2016	2,273	2,273	2,135
		Warrant (1,051 shares)				285	24
		Common Equity - Series A (148 shares)				110	3
		Common Equity - Series D (527 shares)				53	82

						10,195	9,533	4%

Caldwell & Gregory, LLC	Laundry Services	Subordinated Note	11.5%/1.0%	11/30/2018	1,532	1,513	1,532
		Subordinated Note	0.0%/12.0%	5/31/2019	3,838	3,639	3,837
		Common Equity (500,000 units) (7)				500	562
		Warrant (242,121 units) (7)				242	272

						5,894	6,203	3%

Carlson Systems Holdings, Inc.	Specialty Distribution	Subordinated Note (10)	11.5%/0.0%	5/20/2020	16,000	15,928	16,000
		Common Equity (15,000 units) (9)				1,500	1,578

						17,428	17,578	7%

Channel Technologies Group, LLC	Component Manufacturing	Subordinated Note	11.0%/1.3%	4/10/2019	7,000	6,958	7,000
		Preferred Equity (612 units) (7) (9)				1,139	759
		Common Equity (612,432 units) (7) (9)				—	—

						8,097	7,759	3%

Continental Anesthesia Management, LLC	Healthcare Services	Senior Secured Loan	10.0%/4.0%	4/15/2016	10,464	10,464	10,300
		Warrant (263 shares)				276	—

						10,740	10,300	4%

EBL, LLC (EbLens)	Retail	Common Equity (750,000 units) (7) (9)				750	1,142	0%

FDS Avionics Corp.	Aerospace & Defense	Subordinated Note	12.3%/0.0%	4/1/2020	5,200	5,177	5,200
(dba Flight Display Systems)	Manufacturing	Common Equity (200 units) (9)				2,000	1,721

						7,177	6,921	3%

FTH Acquisition Corp. VII	Information	Subordinated Note	13.0%/0.0%	9/30/2016	8,395	8,395	8,053
	Technology Services	Preferred Equity (887,122 shares)				887	—

						9,282	8,053	3%

Grindmaster Corporation	Consumer Products	Subordinated Note	11.5%/0.0%	10/31/2019	10,500	10,460	10,500	4%

Ice House America, LLC	Vending Equipment	Subordinated Note (9)	12.0%/2.0%	1/1/2020	5,046	4,827	4,827
	Manufacturing	Warrant (1,957,895 units) (7) (9)				216	81

						5,043	4,908	2%

IOS Acquisitions, Inc.	Oil & Gas Services	Common Equity (2,152 units) (9)				128	21	0%

Jacob Ash Holdings, Inc.	Apparel Distribution	Subordinated Note (10)	13.0%/4.0%	6/30/2018	4,000	3,993	4,000
		Subordinated Note	13.0%/0.0%	6/30/2018	963	954	963
		Preferred Equity (66,138 shares)(6)	0.0%/15.0%	6/30/2018		857	868
		Warrant (63,492 shares)				67	—

						5,871	5,831	2%

K2 Industrial Services, Inc.	Industrial Cleaning	Subordinated Note	2.9%/12.3%	5/23/2017	16,447	16,406	16,415
	& Coatings	Preferred Equity - Series A (1,200 shares)				1,200	417
		Preferred Equity - Series B (74 shares)				68	88

						17,674	16,920	7%

Lightning Diversion Systems, LLC	Aerospace & Defense	Senior Secured Loan	9.5%/0.0%	12/20/2018	9,198	9,160	9,198
	Manufacturing	Revolving Loan ($1,000 commitment) (8)	9.5%/0.0%	12/20/2018	—	(2)	(2)
		Common Equity (600,000 units)				—	3,183

						9,158	12,379	5%

MedPlast, LLC	Healthcare Products	Subordinated Note (9)	11.0%/1.5%	3/31/2019	10,261	10,210	10,261
		Preferred Equity (188 shares) (6) (9)	0.0%/8.0%			215	215
		Common Equity (3,728 shares) (9)				62	100

						10,487	10,576	4%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

(In thousands, except shares)

Portfolio Company(1) (2)	Industry	Investment Type (3)	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
National Truck Protection Co., Inc.	Financial Services	Senior Secured Loan	13.5%/2.0%	9/13/2018	$11,989	$11,933	$11,988
		Common Equity (1,109 shares)				758	1,801

						12,691	13,789	6%

Oaktree Medical Centre, P.C.	Healthcare Services	Senior Secured Loan (9)	8.5%/0.0%	1/1/2018	700	695	728
(dba Pain Management Associates)		Senior Secured Loan (9)	16.0%/0.0%	1/1/2018	5,366	5,325	5,595
		Revolving Loan ($500 commitment) (9)	8.5%/0.0%	1/1/2018	250	246	260

						6,266	6,583	3%

Pinnergy, Ltd.	Oil & Gas Services	Subordinated Note (10)	10.5%/1.3%	1/24/2020	20,000	19,937	18,635	8%

Plymouth Rock Energy, LLC	Business Services	Senior Secured Loan	11.8%/0.0%	5/14/2017	6,000	5,978	6,000	2%

Premium Franchise Brands, LLC	Commercial Cleaning	Preferred Equity (1,054,619 shares)				832	668	0%

Restaurant Finance Co, LLC	Restaurants	Senior Secured Loan ($10,500 commitment) (10)	12.0%/4.0%	7/31/2020	7,111	7,088	7,111	3%

Simplex Manufacturing Co.	Aerospace & Defense	Subordinated Note	14.0%/0.0%	11/1/2015	4,550	4,545	4,550
	Manufacturing	Warrant (24 shares)				710	1,877

						5,255	6,427	3%

Six Month Smiles Holdings, Inc.	Healthcare Products	Subordinated Note (9)	12.0%/1.3%	7/31/2020	8,040	8,008	8,008	3%

Stagnito Partners, LLC (dba Stagnito Business Information)	Business Services	Senior Secured Loan (9)	12.0%/0.0%	6/30/2018	6,361	6,276	6,276	3%

The Wolf Organization, LLC	Building Products	Subordinated Note (10)	11.8%/0.0%	11/29/2020	12,500	12,439	12,439
	Manufacturing	Common Equity (175 shares)				1,750	1,750

						14,189	14,189	6%

Toledo Molding & Die, Inc.	Component Manufacturing	Subordinated Note (9)	10.5%/0.0%	12/18/2018	10,000	9,870	10,000	4%

United Biologics, LLC	Healthcare Services	Subordinated Note	12.0%/2.0%	3/5/2017	8,436	8,206	8,436
		Preferred Equity (98,377 units) (7) (9)				1,069	589
		Warrant (57,469 units)				566	158

						9,841	9,183	4%

US GreenFiber, LLC	Building Products	Subordinated Note (10)	12.5%/0.0%	1/2/2019	14,000	13,943	14,000
	Manufacturing	Common Equity (1,667 units) (7) (9)				500	1,055

						14,443	15,055	6%

US Pack Logistics LLC	Transportation Services	Subordinated Note	12.0%/1.8%	9/27/2020	9,042	8,999	8,999
		Common Equity (5,000 units) (7) (9)				500	500

						9,499	9,499	4%

Virginia Tile Company, LLC	Specialty Distribution	Subordinated Note (10)	12.3%/0.0%	5/19/2020	12,000	11,946	12,000
		Common Equity (19.5 shares)				250	390

						12,196	12,390	5%

Worldwide Express Operations, LLC	Transportation Services	Subordinated Note	11.5%/1.0%	8/1/2020	12,742	12,651	12,742
		Common Equity (2,500,000 units) (7) (9)				2,500	3,131

						15,151	15,873	6%

X5 Opco LLC	Telecommunication	Senior Secured Loan	11.5%/0.0%	3/24/2020	5,500	5,474	5,474
	Services	Revolving Loan ($500 commitment) (8)	11.5%/0.0%	3/24/2020	—	—	—
		Preferred Equity (5,000 units) (6) (7) (9)	0.0%/8.0%			511	511

						5,985	5,985	2%

Total Non-Control/Non-Affiliate Investments						316,557	319,912	130%

Total Investments						$420,007	$420,134	170%

(1)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(2)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(3)	All debt investments are income producing, unless otherwise indicated. Equity investments are non-income producing unless otherwise noted.
(4)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of June 30, 2015. Generally, payment-in-kind interest can be paid-in-kind or all in cash.
(5)	See Note 2 - Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.
(6)	Income producing. Maturity date, if any, represents mandatory redemption date.
(7)	Investment is held by a wholly-owned subsidiary of the Company.
(8)	The entire commitment was unfunded at June 30, 2015. As such, no interest is being earned on this investment.
(9)	Investment pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(10)	The portion of the investment not held by the Funds is pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(11)	Investment was on non-accrual status as of June 30, 2015, meaning the Company has ceased recognizing interest income on the investment.

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments

December 31, 2014

(In thousands, except shares)

Portfolio Company(1) (2)	Industry	Investment Type (3)	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Control Investments (5)
Paramount Building Solutions, LLC	Retail Cleaning	Subordinated Note	7.0%/3.0%	12/31/2017	$1,118	$1,118	$1,067
		Subordinated Note	7.0%/7.0%	12/31/2017	2,842	2,842	2,687
		Warrant (1,086,035 units) (7)				—	—
		Preferred Equity (5,000,000 units) (7)				5,000	490
		Common Equity (107,143 units) (7)				1,500	—

						10,460	4,244	2%
Total Control Investments						10,460	4,244	2%

Affiliate Investments (5)
Apex Microtechnology, Inc.	Electronic	Warrant (2,293 units)				220	254
	Components Supplier	Common Equity (11,690 shares)				1,169	1,302

						1,389	1,556	1%

FAR Research Inc.	Specialty Chemicals	Senior Secured Loan (10)	11.8%/0.0%	3/31/2019	7,600	7,567	7,600
		Revolving Loan ($1,750 commitment) (9)	11.8%/0.0%	3/31/2019	136	129	136
		Common Equity (10 units)				1,000	938

						8,696	8,674	4%

Inflexxion, Inc.	Business Services	Senior Secured Loan	12.5%/0.0%	12/16/2019	4,750	4,726	4,726
		Revolving Loan ($1,000 commitment) (9)	12.5%/0.0%	12/16/2019	300	295	295
		Preferred Equity (1,400 units)				1,400	1,400

						6,421	6,421	3%

Malabar International	Aerospace & Defense	Subordinated Note (10)	12.5%/2.5%	5/21/2017	7,264	7,239	7,264
	Manufacturing	Preferred Equity (1,494 shares) (6)	6.0%/0.0%			1,992	3,258

						9,231	10,522	4%

Medsurant Holdings, LLC	Healthcare Services	Subordinated Note	9.5%/4.5%	7/12/2016	10,129	9,603	10,129
		Preferred Equity (126,662 units) (7)				1,345	1,027
		Warrant (505,176 units) (7)				4,516	3,715

						15,464	14,871	6%

Pfanstiehl, Inc.	Healthcare Products	Subordinated Note	12.0%/1.5%	9/29/2018	6,208	6,168	6,208
		Common Equity (8,500 units) (9)				850	3,088

						7,018	9,296	4%

Safety Products Group, LLC	Safety Products	Subordinated Note	12.0%/1.5%	12/30/2018	10,000	9,965	10,000
	Manufacturing	Preferred Equity (749 units) (7) (9)				749	812
		Common Equity (676 units) (7) (9)				1	—

						10,715	10,812	4%

Trantech Radiator Products, Inc.	Utility Equipment	Subordinated Note (9)	12.0%/1.8%	5/4/2017	9,518	9,498	9,518
	Manufacturing	Common Equity (6,875 shares) (9)				688	962

						10,186	10,480	4%

Westminster Cracker Company, Inc.	Specialty Cracker	Preferred Equity (95,798 units)				70	152
	Manufacturing	Common Equity (1,208,197 units)				1,208	1,804

						1,278	1,956	1%

World Wide Packaging, LLC	Consumer Products	Subordinated Note (9)	12.0%/1.8%	10/26/2018	10,097	10,063	10,097
		Common Equity (1,517,573 units) (7) (9)				1,518	1,515

						11,581	11,612	5%

Total Affiliate Investments						81,979	86,200	35%

Non-Control/Non-Affiliate Investments (5)
Acentia, LLC	Information	Common Units (499 units)				500	243	0%
	Technology Services

ACFP Management, Inc.	Restaurants	Common Units (1,000,000 units) (9)				1,091	1,587	1%

Allied 100 Group, Inc.	Healthcare Products	Subordinated Note (10)	11.5%/0.0%	5/26/2020	13,000	12,936	12,936
		Common Equity (1,250,000 units) (9)				1,250	1,250

						14,186	14,186	6%

Anatrace Products, LLC	Healthcare Products	Senior Secured Loan	11.5%/1.5%	10/11/2018	9,500	9,469	9,500
		Revolving Loan ($500 commitment) (8)	N/A	10/11/2018	—	(2)	(2)
		Common Equity (360,000 shares) (9)				360	520

						9,827	10,018	4%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (continued)

December 31, 2014

(In thousands, except shares)

Portfolio Company(1) (2)	Industry	Investment Type (3)	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Brook & Whittle Limited	Printing Services	Subordinated Note	12.0%/4.8%	12/31/2016	$7,297	$7,297	$7,272
		Subordinated Note	12.0%/2.0%	12/31/2016	2,250	2,250	2,153
		Warrant (1,051 shares)				285	134
		Common Equity - Series A (148 shares)				110	20
		Common Equity - Series D (527 shares)				53	71

						9,995	9,650	4%

Caldwell & Gregory, LLC	Laundry Services	Subordinated Note	11.5%/1.0%	11/30/2018	1,524	1,502	1,524
		Subordinated Note	0.0%/12.0%	5/31/2019	3,618	3,394	3,618
		Common Equity (500,000 units) (7)				500	568
		Warrant (242,121 units) (7)				242	275

						5,638	5,985	2%

Carlson Systems Holdings, Inc.	Specialty Distribution	Subordinated Note (10)	11.5%/0.0%	5/20/2020	12,000	11,941	11,941
		Common Equity (7,500 units) (9)				750	750

						12,691	12,691	5%

Channel Technologies Group, LLC	Component	Subordinated Note	11.0%/1.3%	4/10/2019	7,000	6,952	6,619
	Manufacturing	Preferred Equity (612 units) (7) (9)				1,139	686
		Common Equity (612,432 units) (7) (9)				—	—

						8,091	7,305	3%

Connect-Air International, Inc.	Specialty Distribution	Subordinated Note	12.8%/0.0%	11/5/2018	11,400	11,395	11,400
		Common Equity				—	4,600

						11,395	16,000	7%

Continental Anesthesia Management, LLC	Healthcare Services	Senior Secured Loan	8.0%/6.0%	4/15/2015	10,259	10,252	10,130
		Warrant (263 shares)				276	—

						10,528	10,130	4%

EBL, LLC (EbLens)	Retail	Subordinated Note (9)	12.0%/3.0%	2/2/2018	9,610	9,584	9,706
		Common Equity (750,000 units)(7) (9)				750	981

						10,334	10,687	4%

FDS Avionics Corp.	Aerospace & Defense	Subordinated Note	12.3%/0.0%	4/1/2020	5,200	5,175	5,175
(dba Flight Display Systems)	Manufacturing	Common Equity (200 units)(9)				2,000	2,000

						7,175	7,175	3%

FTH Acquisition Corp. VII	Information	Subordinated Note	13.0%/0.0%	2/27/2015	8,395	8,395	8,350
	Technology Services	Preferred Equity (887,122 shares)				887	621

						9,282	8,971	4%

Grindmaster Corporation	Consumer Products	Subordinated Note	11.5%/0.0%	10/31/2019	10,500	10,456	10,456	4%

IOS Acquisitions, Inc.	Oil & Gas Services	Subordinated Note	12.0%/3.3%	6/26/2018	14,263	14,175	13,788
		Common Equity (2,152 shares) (9)				500	364

						14,675	14,152	6%

Jacob Ash Holdings, Inc.	Apparel Distribution	Subordinated Note (10)	13.0%/4.0%	6/30/2018	4,000	3,992	4,000
		Subordinated Note	13.0%/0.0%	6/30/2018	963	953	963
		Preferred Equity (66,138 shares)(6)	0.0%/15.0%	6/30/2018		798	810
		Warrant (63,492 shares)				67	—

						5,810	5,773	2%

K2 Industrial Services, Inc.	Industrial Cleaning	Subordinated Note	11.8%/2.8%	5/23/2017	15,213	15,162	15,213
	& Coatings	Preferred Equity - Series A (1,200 shares)				1,200	914
		Preferred Equity - Series B (74 shares)				68	83

						16,430	16,210	7%

Lightning Diversion Systems, LLC	Aerospace & Defense	Senior Secured Loan	10.5%/0.0%	12/20/2018	12,198	12,154	12,198
	Manufacturing	Revolving Loan ($1,000 commitment) (8)	N/A	12/20/2018	—	(2)	(2)
		Common Equity (600,000 units)				—	2,204

						12,152	14,400	6%

MedPlast, LLC	Healthcare Products	Subordinated Note (9)	11.0%/1.5%	3/31/2019	10,185	10,126	10,185
		Preferred Equity (188 shares) (6) (9)	0.0%/8.0%			206	206
		Common Equity (3,728 shares) (9)				62	65

						10,394	10,456	4%

National Truck Protection Co., Inc.	Financial Services	Senior Secured Loan	13.5%/2.0%	9/13/2018	12,662	12,598	12,662
		Common Units (1,109 shares)				758	1,923

						13,356	14,585	6%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (continued)

December 31, 2014

(In thousands, except shares)

Portfolio Company(1) (2)	Industry	Investment Type (3)	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Oaktree Medical Centre, P.C.	Healthcare Services	Senior Secured Loan (9)	6.5%/0.0%	5/6/2019	$700	$694	$675
(dba Pain Management Associates)		Senior Secured Loan (9)	14.0%/0.0%	5/6/2019	5,300	5,254	5,000
		Revolving Loan ($500 commitment) (9)	6.5%/0.0%	5/6/2019	250	246	250

						6,194	5,925	2%

Pinnergy, Ltd.	Oil & Gas Services	Subordinated Note (10)	10.5%/0.8%	1/24/2020	20,000	19,931	19,812	8%

Plymouth Rock Energy, LLC	Business Services	Senior Secured Loan	11.8%/0.0%	5/14/2017	6,000	5,973	5,973	2%

Premium Franchise Brands, LLC	Commercial Cleaning	Preferred Equity (1,054,619 shares)				832	718	0%

Restaurant Finance Co, LLC	Restaurants	Senior Secured Loan ($10,500 commitment) (10)	12.0%/4.0%	7/31/2020	5,145	5,133	5,145	2%

Simplex Manufacturing Co.	Aerospace & Defense	Subordinated Note	14.0%/0.0%	11/1/2015	4,550	4,537	4,537
	Manufacturing	Warrant (24 shares)				710	813

						5,247	5,350	2%

Toledo Molding & Die, Inc.	Component	Subordinated Note (9)	10.5%/0.0%	12/18/2018	10,000	9,851	9,851	4%
	Manufacturing

United Biologics, LLC	Healthcare Services	Subordinated Note	12.0%/2.0%	3/5/2017	8,688	8,393	8,688
		Preferred Equity (98,377 units) (7) (9)				1,069	1,069
		Warrant (57,469 units)				566	281

						10,028	10,038	4%

US GreenFiber, LLC	Building Products	Subordinated Note (10)	12.5%/0.0%	1/2/2019	14,000	13,936	13,936
	Manufacturing	Common Equity (1,667 units) (7) (9)				500	500

						14,436	14,436	6%

Virginia Tile Company, LLC	Specialty Distribution	Subordinated Note (10)	12.3%/0.0%	5/19/2020	12,000	11,940	11,940
		Common Equity (19.5 shares)				250	250

						12,190	12,190	5%

Worldwide Express Operations, LLC	Transportation Services	Subordinated Note	11.5%/1.0%	8/1/2020	12,678	12,578	12,678
		Common Equity (2,500,000 units) (7) (9)				2,500	3,135

						15,078	15,813	7%

Total Non-Control/ Non-Affiliate Investments						298,899	305,911	126%

Total Investments						$391,338	$396,355	163%

(1)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(2)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(3)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.
(4)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of December 31, 2014. Generally, payment-in-kind interest can be paid-in-kind or all in cash.
(5)	See Note 2 - Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.
(6)	Income producing. Maturity date, if any, represents mandatory redemption date.
(7)	Investment is held by a wholly-owned subsidiary of the Company.
(8)	The entire commitment was unfunded at December 31, 2014. As such, no interest is being earned on this investment.
(9)	Investment pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(10)	The portion of the investment not held by the Funds is pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 1. Organization and Nature of Business

Fidus Investment Corporation, a Maryland corporation (“FIC,” and together with its subsidiaries, the “Company”), was formed on February 14, 2011 for the purposes of (i) acquiring 100% of the limited partnership interests of Fidus Mezzanine Capital, L.P. and its consolidated subsidiaries (collectively, “Fund I”) and 100% of the membership interests of Fund I’s general partner, Fidus Mezzanine Capital GP, LLC (“FMCGP”), (ii) raising capital in an initial public offering that was completed in June 2011 (the “IPO”) and (iii) thereafter operating as an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

On June 20, 2011, FIC acquired 100% of the limited partnership interests in Fund I and 100% of the equity interests in FMCGP, in exchange for 4,056,521 shares of common stock in FIC (the “Formation Transactions”). Fund I became FIC’s wholly-owned subsidiary, retained its license to operate as a Small Business Investment Company (“SBIC”), and continues to hold investments and make new investments. The IPO consisted of the sale of 5,370,500 shares of the Company’s common stock, including shares purchased by the underwriters pursuant to their exercise of the over-allotment option, at a price of $15.00 per share resulting in net proceeds of $73,626, after deducting underwriting fees and commissions and offering costs totaling $6,932.

The Company provides customized debt and equity financing solutions to lower middle-market companies. Fund I commenced operations on May 1, 2007, and on October 22, 2007, was granted a license to operate as a SBIC under the authority of the U.S. Small Business Administration (“SBA”). On March 29, 2013, the Company commenced operations of a new wholly-owned subsidiary, Fidus Mezzanine Capital II, L.P. (“Fund II”) and on May 28, 2013, was granted a second license to operate Fund II as an SBIC. Collectively, Fund I and Fund II are referred to as the “Funds.” The SBIC licenses allow the Funds to obtain leverage by issuing SBA-guaranteed debentures (“SBA debentures”), subject to the issuance of leverage commitments by the SBA and other customary procedures. As SBICs, the Funds are subject to a variety of regulations and oversight by the SBA under the Small Business Investment Act of 1958, as amended (the “SBIC Act”), concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.

Fund I has also elected to be regulated as a BDC under the 1940 Act. Fund II will not be registered under the 1940 Act and will rely on the exclusion from the definition of investment company contained in Section 3(c)(7) of the 1940 Act. In addition, for federal income tax purposes, the Company elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2011.

For all periods subsequent to the consummation of the Formation Transactions and the IPO, the Company pays a quarterly base management fee and an incentive fee to Fidus Investment Advisors, LLC (the “Investment Advisor”) under an investment advisory agreement (the “Investment Advisory Agreement”). The initial investment professionals of the Investment Advisor were previously employed by Fidus Capital, LLC, who was the investment adviser to Fund I prior to consummation of the Formation Transactions.

On September 11, 2012, the Company issued 2,472,500 shares in a follow-on public offering, including shares purchased by the underwriters pursuant to their exercise of the over-allotment option, at an offering price of $16.10 per share resulting in net proceeds of $37,952 after deducting underwriting fees and commissions and offering costs totaling $1,855.

On February 8, 2013, the Company issued 1,725,000 shares in a follow-on public offering, including shares purchased by the underwriters pursuant to their exercise of the over-allotment option, at an offering price of $17.60 per share resulting in net proceeds to the Company of $28,857, after deducting underwriting fees and commissions and offering costs totaling $1,504.

On September 30, 2014, the Company issued 2,000,000 shares in a follow-on public offering at an offering price of $17.00 per share. On October 21, 2014, the Company issued an additional 83,414 shares to the underwriters pursuant to their exercise of the over-allotment option. Such share issuances resulted in net proceeds of $33,671, after deducting underwriting fees and commissions and offering costs totaling $1,747.

On August 21, 2014, the Company entered into an equity distribution agreement with Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated through which the Company could sell, by means of at-the-market offerings from time to time, shares of the Company’s common stock having an aggregate offering price of up to $50,000 (the “ATM Program”). During the period from August 21, 2014 through December 31, 2014, 158,353 shares of the Company’s common stock were sold at an average offering price of $18.51 per share resulting in net proceeds of $2,871, after commissions to the sales agent on shares sold and offering costs of $59. During the six months ended June 30, 2015, 190,623 shares of the Company’s common stock were sold at an average offering price of $16.61 per share resulting in net proceeds of $3,100, after commissions to the sales agent on shares sold and offering costs of $66.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

As of June 30, 2015 and December 31, 2014, the Company had 16,268,143 and 16,051,037 shares of common stock outstanding, respectively.

Note 2. Significant Accounting Policies

Basis of presentation: The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946), and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. Certain prior period amounts have been reclassified to conform to the current period presentation. The current period’s results of operation are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and note should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2014.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation: Pursuant to Article 6 of Regulation S-X and ASC 946, the Company will generally not consolidate its investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. As a result, the consolidated financial statements of the Company include only the accounts of the Company and its wholly-owned subsidiaries, including the Funds. All significant intercompany balances and transactions have been eliminated.

Fair value of financial instruments: The Company measures and discloses fair value with respect to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

Investment classification: The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies where the Company owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in those companies where the Company owns between 5% and 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Segments: In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents: Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company does not believe its cash balances are exposed to any significant credit risk.

Deferred financing costs: Deferred financing costs consist of fees and expenses paid in connection with the Credit Facility (as defined in Note 6) and SBA debentures. Deferred financing costs are capitalized and amortized over the term of the debt agreement using the effective interest method.

Deferred equity financing costs: Deferred equity financing costs include registration expenses related to shelf filings, including expenses related to the launch of the ATM Program. These expenses primarily consist of Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These expenses are included in prepaid assets and are charged to additional paid in capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.

Realized gains or losses and unrealized appreciation or depreciation on investments: Realized gains or losses on investments are recorded upon the sale or disposition of a portfolio investment and are calculated as the difference between the net proceeds from the sale or disposition and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation on the consolidated statements of operations includes

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

changes in the fair value of investments from the prior period, as determined in good faith by the Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, as well as reclassifications of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses on investments.

Interest, fee and dividend income: Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued daily based on the outstanding principal amount and the contractual terms of the debt or preferred equity investment. Dividend income is recorded on the declaration date or at the point an obligation exists for the portfolio company to make a distribution. Distributions from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital.

Certain of the Company’s investments contain a payment-in-kind (“PIK”) income provision. The PIK income, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest or dividend income, as applicable, on the consolidated statements of operations. PIK income is included in the Company’s taxable income and, therefore, affects the amount the Company is required to pay to shareholders in the form of dividends in order to maintain the Company’s status as a RIC and to avoid corporate federal income tax, even though the Company has not yet collected the cash.

Loans or preferred equity investments are placed on non-accrual status and the Company will generally cease recognizing interest or dividend income when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest and dividend payments received on non-accrual investments may be recognized as interest or dividend income or may be applied to the investment principal balance based on management’s judgment. Non-accrual investments are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, payments are likely to remain current.

In connection with the Company’s debt investments, the Company will sometimes receive warrants or other equity-related securities from the borrower (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as original issue discount (“OID”), and accreted into interest income using the effective interest method over the term of the debt investment.

Transaction fees earned in connection with the Company’s investments are recognized as fee income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. The Company recognizes income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when earned.

The Company also typically receives loan origination or closing fees in connection with investments. Such loan origination and closing fees are capitalized as unearned income and offset against investment cost basis on the consolidated statements of assets and liabilities and accreted into income over the life of the investment.

Partial loan sales: The Company follows the guidance in ASC 860, Transfers and Servicing, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest should remain on the Company’s consolidated statement of assets and liabilities and the proceeds recorded as a secured borrowing until the definition is met. Management has determined that all participations and other partial loan sale transactions entered into by the Company have met the definition of a participating interest. Accordingly, the Company uses sale treatment in accounting for such transactions.

Income taxes: The Company has elected to be treated as a RIC under Subchapter M of the Code, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to stockholders. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90.0% of “investment company taxable income,” as defined by Subchapter M of the Code, each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year; however, the Company will pay a 4.0% excise tax if it does not distribute at least 98.0% of the current year’s ordinary taxable income. Any such carryover taxable income must be distributed through a dividend declared prior to the later of the date on which the final tax return related to the year in which the Company generated such taxable income is filed or the 15th day of the 9th month following the close of such taxable year. In addition, the Company will be subject to federal excise tax if it does not distribute at least 98.2% of its net capital gains realized, computed for any one year period ending October 31.

In the future, the Funds may be limited by provisions of the SBIC Act and SBA regulations governing SBICs from making certain distributions to FIC that may be necessary to enable FIC to make the minimum distributions required to qualify as a RIC.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The Company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which generally holds one or more of the Company’s portfolio investments listed on the consolidated schedules of investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investment in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies that are taxed as partnerships for U.S. federal income tax purposes (such as entities organized as limited liability companies (“LLCs”) or other forms of pass through entities) while complying with the “source-of-income” requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with the Company for U.S. federal corporate income tax purposes, and each Taxable Subsidiary will be subject to U.S. federal corporate income tax on its taxable income. Any such income or expense is reflected in the consolidated statements of operations.

U.S. federal income tax regulations differ from GAAP, and as a result, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized under GAAP. Differences may be permanent or temporary. Permanent differences may arise as a result of, among other items, a difference in the book and tax basis of certain assets and nondeductible federal income taxes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

ASC Topic 740 — Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be respected by the applicable tax authorities. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax provision, if any. There were no material uncertain income tax positions at June 30, 2015 and December 2014. The 2011 through 2013 tax years remain subject to examination by U.S. federal and most state tax authorities.

Distributions to stockholders: Distributions to stockholders are recorded on the record date with respect to such distributions. The amount, if any, to be distributed to stockholders, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, may be distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, and is based upon the Company’s taxable income and distributions paid to its stockholders for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax characterization of the Company’s distributions generally includes both ordinary income and capital gains but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator before any associated brokerage or other costs. See Note 9 to the consolidated financial statements regarding dividend declarations and distributions.

Earnings and net asset value per share: The earnings per share calculations for the three months ended June 30, 2015 and 2014, as well as the six months ended June 30, 2015 and 2014, are computed utilizing the weighted average shares outstanding for the period. Net asset value per share is calculated using the number of shares outstanding as of the end of the period.

Recent accounting pronouncements: In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016 and early application is not permitted. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

In February 2015, the FASB issued ASU 2015-02, Consolidation: Amendments to the Consolidation Analysis, which amends the criteria for determining which entities are considered variable interest entities (“VIEs”), amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. This guidance is effective for annual and interim reporting periods of public entities beginning after December 15, 2015 and early adoption is permitted. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

Note 3. Portfolio Company Investments

The Company’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investments in privately held companies. The debt investments may or may not be secured by either a first or second lien on the assets of the portfolio company. The debt investments generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In connection with a debt investment, the Company also may receive nominally priced equity warrants and/or make a direct equity investment in the portfolio company. The Company’s warrants or equity investments may be investments in a holding company related to the portfolio company. In addition, the Company periodically makes equity investments in its portfolio companies through Taxable Subsidiaries. In both situations, the investment is reported under the name of the operating company on the consolidated schedules of investments.

As of June 30, 2015, the Company had investments in 47 portfolio companies with an aggregate fair value of $420,134 and a weighted average effective yield on its debt investments of 13.3%. As of June 30, 2015, the Company held equity investments in 83.0% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 7.9%. As of December 31, 2014, the Company had investments in 42 portfolio companies with an aggregate fair value of $396,355 and a weighted average effective yield on its debt investments of 13.4%. As of December 31, 2014, the Company held equity investments in 85.7% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 8.7%. The weighted average yields were computed using the effective interest rates for debt investments at cost as of June 30, 2015 and December 2014, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any.

Purchases of debt and equity investments for the six months ended June 30, 2015 and 2014 totaled $67,903 and $24,650, respectively. Proceeds from sales and repayments, including principal, return of capital distributions and realized gains, of portfolio investments for the six months ended June 30, 2015 and 2014 totaled $47,388 and $20,269, respectively.

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	Fair Value				Cost
	June 30, 2015		December 31, 2014		June 30, 2015		December 31, 2014
Subordinated notes	$281,531	67.0%	$273,711	69.1%	$285,222	67.9%	$273,347	69.8%
Senior secured loans	87,397	20.8	74,286	18.7	87,017	20.7	74,486	19.0
Equity	43,953	10.5	42,886	10.8	40,670	9.7	36,623	9.4
Warrants	7,253	1.7	5,472	1.4	7,098	1.7	6,882	1.8

Total	$420,134	100.0%	$396,355	100.0%	$420,007	100.0%	$391,338	100.0%

All investments made by the Company as of June 30, 2015 and December 31, 2014 were made in portfolio companies located in the U.S. The following table shows portfolio composition by geographic region at fair value and cost and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Fair Value				Cost
	June 30, 2015		December 31, 2014		June 30, 2015		December 31, 2014
Midwest	$107,611	25.7%	$94,572	23.9%	$104,784	24.9%	$92,721	23.7%
Southeast	105,138	25.0	113,516	28.6	106,615	25.4	113,725	29.0
Northeast	97,979	23.3	66,900	16.9	96,407	23.0	65,248	16.7
West	70,994	16.9	78,904	19.9	64,203	15.3	71,975	18.4
Southwest	38,412	9.1	42,463	10.7	47,998	11.4	47,669	12.2

Total	$420,134	100.0%	$396,355	100.0%	$420,007	100.0%	$391,338	100.0%

As of June 30, 2015 and December 31, 2014, the Company had no portfolio company investments that represented more than 10% of the total investment portfolio. As of June 30, 2014, the Company had debt investments in one portfolio company on non-accrual status, which had an aggregate cost and fair value of $4,059 and $778, respectively. As of December 31, 2014, there were no debt investments on non-accrual status.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 4. Fair Value Measurements

Investments

The Board has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with ASC Topic 820 and consistent with the requirements of the 1940 Act. Fair value is the price, determined at the measurement date, that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques described below are applied. Under ASC Topic 820, portfolio investments recorded at fair value in the consolidated financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets as of the measurement date.

Level 2 — Inputs include quoted prices for similar assets in active markets, or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

Level 3 — Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board, using Level 3 inputs. The degree of judgment exercised by the Board in determining fair value is greatest for investments classified as Level 3 inputs. Due to the inherent uncertainty of determining the fair values of investments that do not have readily available market values, the Board’s estimate of fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences may be material. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the amounts ultimately realized on these investments to be materially different than the valuations currently assigned.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Investment Advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Investment Advisor;

•	the Board also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, the Company may determine that it is not cost-effective, and as a result it is not in the Company’s stockholders’ best interest, to request the valuation firm(s) to perform independent valuations on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. The Board consulted with the independent valuation firm in arriving at the Company’s determination of fair value on 12 and 9 of its portfolio company investments representing 29.1% and 20.7% of the total portfolio investments at fair value (exclusive of new portfolio company investments made during the three months ended June 30, 2015 and December 31, 2014, respectively) as of June 30, 2015 and December 31, 2014, respectively.

•	the audit committee of the Board reviews the preliminary valuations of the Investment Advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•	the Board discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Investment Advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, the Board starts with the cost basis of the security. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

The Company evaluates investments in portfolio companies using the most recent portfolio company financial statements and forecasts. The Company also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For the Company’s debt investments, including senior secured loans and subordinated notes, the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company’s discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. The Company prepares a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. The Company may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties and other fees; estimated remaining life; the nature and realizable value of any collateral securing such debt investment; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. The Company estimates the remaining life of its debt investments to generally be the legal maturity date of the instrument, as the Company generally intends to hold its loans to maturity. However, if the Company has information available to it that the loan is expected to be repaid in the near term, it would use an estimated remaining life based on the expected repayment date.

For the Company’s equity investments, including equity and warrants, the Company generally uses a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, the Company considers the Company’s ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. The Company typically prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. The Company considers various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

The fair value of the Company’s royalty rights are calculated based on projected future cash flows and the specific provisions contained in the pertinent agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.

The Company reviews the fair value hierarchy classifications on a quarterly basis. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. There were no transfers among Levels 1, 2, and 3 during the six months ended June 30, 2015 and 2014.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The following tables present a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3) for the six months ended June 30, 2015 and 2014:

	Subordinated Notes	Senior Secured Loans	Equity	Warrants	Royalty Rights	Total
Balance, December 31, 2013	$214,400	$53,387	$32,560	$6,634	$—	$306,981
Realized gain on investments	166	—	1,701	51	—	1,918
Net change in unrealized (depreciation) appreciation on investments	(8,225)	175	2,391	(389)	—	(6,048)
Purchase of investments	1,663	16,799	5,833	355	—	24,650
Proceeds from sales and repayments of investments	(16,737)	(934)	(2,547)	(51)	—	(20,269)
Interest and dividend income paid-in-kind	2,254	315	269	—	—	2,838
Proceeds from loan origination fees	(8)	(138)	(23)	—	—	(169)
Accretion of loan origination fees	184	33	6	—	—	223
Accretion of original issue discount	262	84	3	—	—	349

Balance, June 30, 2014	$193,959	$69,721	$40,193	$6,600	$—	$310,473

Balance, December 31, 2014	$273,711	$74,286	$42,886	$5,472	$—	$396,355
Realized gain on investments	—	—	5,277	—	—	5,277
Net change in unrealized (depreciation) appreciation on investments	(4,055)	580	(2,980)	1,565	—	(4,890)
Purchase of investments	45,397	17,451	4,839	216	—	67,903
Proceeds from sales and repayments of investments	(36,019)	(5,220)	(6,149)	—	—	(47,388)
Interest and dividend income paid-in-kind	2,155	398	77	—	—	2,630
Proceeds from loan origination fees	(219)	(158)	—	—	—	(377)
Accretion of loan origination fees	270	53	1	—	—	324
Accretion of original issue discount	291	7	2	—	—	300

Balance, June 30, 2015	$281,531	$87,397	$43,953	$7,253	$—	$420,134

Net change in unrealized appreciation (depreciation) of $246 and $(807) for the three and six months ended June 30, 2015, respectively, were attributable to Level 3 investments held at June 30, 2015. Net change in unrealized (depreciation) of $(2,103) and $(4,131) for the three and six months ended June 30, 2014, respectively, were attributable to Level 3 investments held at June 30, 2014.

The following tables summarize the significant unobservable inputs by valuation technique used to determine the fair value of the Company’s Level 3 debt and equity investments as of June 30, 2015 and December 31, 2014. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair values.

	Fair Value at June 30, 2015	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:
Subordinated notes	$280,753	Discounted cash flow	Weighted average cost of capital	10.9% - 20.0% (14.0%)
	778	Enterprise value	EBITDA multiples	5.0x – 6.0x (5.5x)
Senior secured loans	87,397	Discounted cash flow	Weighted average cost of capital	8.8% - 17.1% (14.1%)

Equity investments:
Equity	43,953	Enterprise value	EBITDA multiples	4.3x – 10.4x (7.0x)
Warrants	7,253	Enterprise value	EBITDA multiples	5.0x – 9.5x (6.6x)

	Fair Value at December 31, 2014	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:
Subordinated notes	$273,711	Discounted cash flow	Weighted average cost of capital	11.4% - 18.1% (13.6%)
Senior secured loans	74,286	Discounted cash flow	Weighted average cost of capital	6.7% - 17.0% (14.0%)

Equity investments:
Equity	42,886	Enterprise value	EBITDA multiples	4.5x – 10.4x (6.8x)
Warrants	5,472	Enterprise value	EBITDA multiples	5.0x – 9.5x (7.0x)

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The significant unobservable input used in determining the fair value under the discounted cash flow technique is the weighted average cost of capital of each security. Significant increases (or decreases) in this input would likely result in a significantly lower (or higher) fair value estimate.

The significant unobservable inputs used in determining fair value under the enterprise value technique are revenue and EBITDA multiples. Significant increases (or decreases) in this input could result in a significantly higher (or lower) fair value estimate.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The fair value of borrowings under the Credit Facility (as defined in Note 6) are based on a market yield approach and current interest rates, which are level 3 inputs to the market yield model, and is estimated to be $10,500 and $10,000 as of June 30, 2015 and December 31, 2014, respectively, which is the same as the Company’s carrying value of the borrowings. SBA debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date and the ability of market participants to prepay the debentures. As of June 30, 2015 and December 31, 2014, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $179,700 and $173,500, respectively, which is the same as the Company’s carrying value of the debentures.

Note 5. Related Party Transactions

Investment Advisory Agreement: Concurrent with the Formation Transactions, the Company entered into the Investment Advisory Agreement with the Investment Advisor. On June 3, 2015, the Board approved the renewal of the Investment Advisory Agreement through June 20, 2016. Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Board, the Investment Advisor provides investment advisory services to the Company. For providing these services, the Investment Advisor receives a fee, consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% based on the average value of total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. The base management fee under the Investment Advisory Agreement for the three months ended June 30, 2015 and 2014 totaled $1,864 and $1,393, respectively. The base management fee under the Investment Advisory Agreement for the six months ended June 30, 2015 and 2014 totaled $3,655 and $2,758, respectively.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee and any organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind income, preferred stock with PIK dividends and zero-coupon securities), accrued income the Company has not yet received in cash. The Investment Advisor is not under any obligation to reimburse the Company for any part of the incentive fee it receives that was based on accrued interest that the Company never collects.

Pre-incentive fee net investment income does not include any realized capital gains, taxes associated with such realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company generates pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to a net loss on investments.

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, the

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Company may be able to invest funds in debt instruments that provide for a higher return, which would increase the Company’s pre-incentive fee net investment income and make it easier for the Investment Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. The Company’s pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

The Company pays the Investment Advisor an incentive fee with respect to pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•	100.0% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The sum of the calculations above equals the income incentive fee. The income incentive fee is appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the calendar quarter. The income incentive fee for the three months ended June 30, 2015 and 2014 totaled $1,516 and $1,269, respectively. The income incentive fee for the six months ended June 30, 2015 and 2014 totaled $3,079 and $2,495, respectively.

The second part of the incentive fee is a capital gains incentive fee that is determined and paid in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of the net capital gains as of the end of the fiscal year. In determining the capital gains incentive fee to be paid to the Investment Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Formation Transactions, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. At the end of the applicable year, the amount of capital gains that serves as the basis for the calculation of the capital gains incentive fee to be paid equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee to be paid for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in all prior years. As of both June 30, 2015 and December 31, 2014, the capital gains incentive fee payable was $0. The aggregate amount of capital gains incentive fees paid from the IPO through June 30, 2015 is $348.

In addition, the Company accrues, but does not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20.0% of the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation). During the three and six months ended June 30, 2015, the Company accrued capital gains incentive fees of $41 and $77, respectively. During the three and six months ended June 30, 2014, the Company reversed previously accrued capital gains incentive fees of $416 and $800, respectively.

The sum of the income incentive fee and the capital gains incentive fee is the incentive fee and is reported in the consolidated statements of operations. Accrued management fees, income incentive fees and capital gains incentive fees are reported in the due to affiliates line in the consolidated statements of assets and liabilities.

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of the Independent Directors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Investment Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of the Company’s outstanding voting securities may also terminate the Investment Advisory Agreement without penalty.

Administration Agreement: Concurrent with the Formation Transactions, the Company also entered into an administration agreement (the “Administration Agreement”) with the Investment Advisor. On June 3, 2015, the Board approved the renewal of the Administrative Agreement through June 20, 2016. Under the Administration Agreement, the Investment Advisor furnishes the Company with office facilities and equipment, provides it clerical, bookkeeping and record keeping services at such facilities and

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

provides the Company with other administrative services necessary to conduct its day-to-day operations. The Company reimburses the Investment Advisor for the allocable portion of overhead expenses incurred in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. Under the Administration Agreement, the Investment Advisor also provides managerial assistance to those portfolio companies to which the Company is required to provide such assistance and the Company reimburses the Investment Advisor for fees and expenses incurred with providing such services. In addition, the Company reimburses the Investment Advisor for fees and expenses incurred while performing due diligence on the Company’s prospective portfolio companies. Under the Administration Agreement, administrative expenses for services provided for the three months ended June 30, 2015 and 2014 totaled $347 and $430, respectively. Under the Administration Agreement, administrative expenses for services provided for the six months ended June 30, 2015 and 2014 totaled $715 and $793, respectively. Accrued administrative expenses are reported in the due to affiliates line in the consolidated statements of assets and liabilities.

Note 6. Debt

Revolving Credit Facility: On June 16, 2014, FIC entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC (“ING”), as the administrative agent, collateral agent, and lender. The Credit Facility had an initial commitment of $30,000 with an accordion feature that allows for an increase in the total commitments up to $75,000, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility is secured by certain portfolio investments held by the Company, but portfolio investments held by the Funds are not collateral for the Credit Facility. The stated maturity date for the Credit Facility is June 16, 2018, which may be extended by mutual agreement.

On December 19, 2014, FIC amended the Credit Facility to (i) increase the commitment from $30,000 to $50,000 (ii) allow FIC to buy-back up to $10,000 of the Company’s common stock subject to the satisfaction of specified financial covenants and conditions. The Credit Facility continues to have an accordion feature which allows for an increase in the total commitment up to $75,000.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR rate plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR rate plus 1.0%. The Company pays a commitment fee between 0.5% and 1.0% per annum based on the size of the unused portion of the Credit Facility.

The Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of June 30, 2015 and December 31, 2014, the Company was in compliance in all material respect with the terms of the Credit Facility.

As of June 30, 2015 and December 31, 2014, the Company had outstanding borrowings under the Credit Facility of $10,500 and $10,000, respectively. For the three months ended June 30, 2015 and 2014, interest and financing expenses related to the Credit Facility amounted to $242 and $13, respectively. For the six months ended June 30, 2015 and 2014, interest and financing expenses related to the Credit Facility amounted to $468 and $13, respectively. As of June 30, 2015 and December 31, 2014, accrued interest and fees payable related to the Credit Facility totaled $124 and $97, respectively.

SBA debentures: The Company uses debenture leverage provided through the SBA to fund a portion of its investment purchases.

Under the SBA debenture program, the SBA commits to purchase debentures issued by SBICs and such debentures are guaranteed by the SBA. The SBA has made commitments to purchase $225,000 of SBA debentures from the Company on or before September 30, 2019. Unused commitments as of June 30, 2015 and December 31, 2014 were $45,300 and $51,500, respectively. The SBA may limit the amount that may be drawn each year under these commitments, and each issuance of leverage is conditioned on the Company’s full compliance, as determined by the SBA, with the terms and conditions set forth in the SBIC Act.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

As of June 30, 2015 and December 31, 2014, the Company’s issued and outstanding SBA debentures mature as follows:

Pooling Date(1)	Maturity Date	Fixed Interest Rate	June 30, 2015	December 31, 2014
3/26/2008	3/1/2018	6.188%	$24,750	$24,750
9/24/2008	9/1/2018	6.442	11,950	11,950
3/25/2009	3/1/2019	5.337	19,750	19,750
9/23/2009	9/1/2019	4.950	10,000	10,000
3/24/2010	3/1/2020	4.825	13,000	13,000
9/22/2010	9/1/2020	3.932	12,500	12,500
3/29/2011	3/1/2021	4.801	1,550	1,550
9/21/2011	9/1/2021	3.594	3,250	3,250
3/21/2012	3/1/2022	3.483	3,250	3,250
3/21/2012	3/1/2022	3.051	19,000	19,000
9/19/2012	9/1/2022	2.530	11,000	11,000
9/19/2012	9/1/2022	3.049	11,500	11,500
3/27/2013	3/1/2023	3.155	3,000	3,000
9/24/2014	9/1/2024	3.775	1,000	1,000
3/25/2015	3/1/2025	3.321	1,000	1,000
3/25/2015	3/1/2025	3.321	1,000	1,000
3/25/2015	3/1/2025	3.321	1,000	1,000
3/25/2015	3/1/2025	3.321	1,500	1,500
3/25/2015	3/1/2025	3.321	1,000	1,000
3/25/2015	3/1/2025	3.277	6,000	6,000
3/25/2015	3/1/2025	3.277	7,500	7,500
3/25/2015	3/1/2025	3.277	2,500	2,500
3/25/2015	3/1/2025	3.277	1,500	1,500
3/25/2015	3/1/2025	3.277	5,000	5,000
(2)	(2)	(2)	5,000	—
(2)	(2)	(2)	1,000	—
(2)	(2)	(2)	200	—

			$179,700	$173,500

(1)	The SBA has two scheduled pooling dates for debentures (in March and in September). Certain debentures funded during the reporting periods may not be pooled until the subsequent pooling date.
(2)	The Company issued $6,200 in SBA debentures which pool in September 2015, at which time the Company expects the current short-term interest rate will reset to a long-term fixed rate.

Interest on SBA debentures is payable semi-annually on March 1 and September 1. For the three months ended June 30, 2015 and 2014, interest and financing expenses on outstanding SBA debentures amounted to $2,061 and $1,640, respectively. For the six months ended June 30, 2015 and 2014, interest and financing expenses on outstanding SBA debentures amounted to $3,965 and $3,262, respectively. As of June 30, 2015 and December 31, 2014, accrued interest and fees payable related to the SBA debentures totaled $2,482 and $2,756, respectively.

Deferred Financing Costs

Deferred financing costs are amortized into interest and financing expenses on the consolidated statement of operations using the straight-line method, which approximates the effective interest method, over the term of the respective financing instrument. Deferred financing cost amortization for the three months ended June 30, 2015 and 2014 was $252 and $142, respectively. Deferred financing cost amortization for the six months ended June 30, 2015 and 2014 was $486 and $273, respectively. Deferred financing costs related to the Credit Facility and SBA debentures as of June 30, 2015 and December 31, 2014, were as follows:

	June 30, 2015	December 31, 2014
SBA debenture commitment fees	$2,250	$2,250
SBA debenture leverage fees	4,358	4,207
Credit Facility upfront fees	1,238	894

Subtotal	7,846	7,351
Accumulated amortization	(3,270)	(2,784)

Net deferred financing costs	$4,576	$4,567

The weighted average interest rate for all SBA debentures and borrowings outstanding under the Credit Facility as of June 30, 2015 and December 31, 2014 was 4.2% and 4.0%, respectively.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 7. Commitments and Contingencies

Commitments: As of June 30, 2015, the Company had seven unfunded revolving loan commitments totaling $5,364 to portfolio companies and two unfunded loan commitments totaling $3,586 to portfolio companies. As of December 31, 2014, the Company had five unfunded revolving loan commitments totaling $4,064 to portfolio companies and two unfunded loan commitments totaling $5,426 to a portfolio company. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with financial and nonfinancial covenants. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. The Company expects the risk of future obligation under these indemnifications to be remote.

Legal proceedings: In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not believe these proceedings will have a material adverse effect on the Company’s consolidated financial statements.

Note 8. Financial Highlights

The following is a schedule of financial highlights for the six months ended June 30, 2015 and 2014:

	Six months ended June 30,
	2015	2014
Per share data:
Net asset value at beginning of period	$15.16	$15.35
Net investment income (1)	0.76	0.80
Net realized gain on investments (net of taxes) (1)	0.32	0.13
Net unrealized (depreciation) on investments (1)	(0.30)	(0.44)

Total increase from investment operations (1)	0.78	0.49
Accretive effect of share issuance above NAV	0.02	—
Dividends to stockholders	(0.78)	(0.76)
Other (2)	—	0.01

Net asset value at end of period	$15.18	$15.09

Market value at end of period	$14.90	$20.54

Shares outstanding at end of period	16,268,143	13,775,101
Weighted average shares outstanding during the period	16,123,722	13,760,623
Ratios to average net assets:
Expenses other than incentive fee (3)	8.3%	8.1%
Incentive fee (3)	2.6%	1.6%

Total expenses (3)	10.9%	9.7%

Net investment income (3)	10.0%	10.5%
Total return (4)	5.6%	(2.0)%
Net assets at end of period	$246,922	$207,866
Average debt outstanding	$187,667	$144,833
Average debt per share (1)	$11.64	$10.53
Portfolio turnover ratio (3)	23.1%	13.1%

(1)	Weighted average per share data.
(2)	The impact of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data on shares outstanding as of period end.
(3)	Annualized for periods less than one year.
(4)	The total return for the six months ended June 30, 2015 and 2014 equals the change in the ending market value of the Company’s common stock plus dividends paid per share during the period, divided by the beginning common stock price and is not annualized.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 9. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the dividends paid during the six months ended June 30, 2015 and 2014.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Six Months Ended June 30, 2014:
2/18/2014	3/21/2014	3/31/2014	$0.38	$5,028	10,410	$199
5/5/2014	6/13/2014	6/27/2014	0.38	5,037	9,459	194

			$0.76	$10,065	19,869	$393

Six Months Ended June 30, 2015:
2/17/2015	3/12/2015	3/26/2015	$0.38	$5,886	12,922	$213
5/5/2015	6/11/2015	6/25/2015	0.38	5,968	12,833	208
5/5/2015(1)	6/11/2015	6/25/2015	0.02	314	678	11

			$0.78	$12,168	26,483	$432

(1)	Special dividend of $0.02 per share.

For the six months ended June 30, 2015, $432 of the total $12,600 paid to stockholders represented DRIP participation. During this period, the Company satisfied the DRIP participation requirements with the issuance of 26,483 shares at an average value of $16.32 per share at the date of issuance. For the six months ended June 30, 2014, $393 of the total $10,458 paid to stockholders represented DRIP participation. During this period, the Company satisfied the DRIP participation requirements with the issuance of 19,869 shares at an average value of $19.76 per share at the date of issuance.

Since the Company’s IPO, dividends and distributions to stockholders total $85,714 or $6.54 per share.

Note 10. Subsequent Events

On July 30, 2015, the Company invested $7,950 in the subordinated notes and common equity of Vanguard Dealer Services, L.L.C., a provider and administrator of finance and insurance products and services to automobile dealerships. In addition, the Company extended a commitment to fund $2,500 in additional subordinated notes at a future date.

On July 31, 2015, the Company exited its equity investments in Westminster Cracker Company, Inc. in connection with the sale of the portfolio company. The Company recognized a gain of approximately $1,719 on its preferred and common equity investments.

On August 3, 2015, the Board declared a regular quarterly dividend of $0.39 per share, which is payable on September 25, 2015 to shareholders of record as of September 17, 2015.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Schedule 12-14

The table below represents the fair value of control and affiliate investments as of December 31, 2014 and any gross additions and reductions made to such investments, as well as the ending fair value as of June 30, 2015.

Portfolio Company (1)	Investment Type	Credited to Income(2)	December 31, 2014 Fair Value	Gross Additions(3)	Gross Reductions(4)	June 30, 2015 Fair Value
Control Investments
Paramount Building Solutions, LLC	Subordinated Note	$61	$1,067	$353	$642	$778
	Subordinated Note	169	2,687	84	2,771	—
	Warrant	—	—	—	—	—
	Preferred Equity	—	490	339	829	—
	Common Equity	—	—	—	—	—

		230	4,244	776	4,242	778

Total Control Investments		$230	$4,244	$776	$4,242	$778

Affiliate Investments
Apex Microtechnology, Inc.	Warrant	$—	$254	$31	$—	$285
	Common Equity	—	1,302	180	—	1,482

		—	1,556	211	—	1,767
FAR Research Inc.	Senior Secured Loan	446	7,600	4	4	7,600
	Revolving Loan	13	136	1	1	136
	Common Equity	—	938	—	494	444

		459	8,674	5	499	8,180
Inflexxion, Inc.	Senior Secured Loan	288	4,726	24	800	3,950
	Revolving Loan	18	295	5	300	—
	Preferred Equity	—	1,400	—	123	1,277

		306	6,421	29	1,223	5,227
Malabar International	Subordinated Note	554	7,264	97	5	7,356
	Preferred Equity	61	3,258	1,078	—	4,336

		615	10,522	1,175	5	11,692
Medsurant Holdings, LLC	Subordinated Note	917	10,129	428	196	10,361
	Preferred Equity	—	1,027	232	—	1,259
	Warrant	—	3,715	841	—	4,556

		917	14,871	1,501	196	16,176
Microbiology Research Associates, Inc.	Senior Secured Loan	86	—	3,732	—	3,732
	Revolving Loan	8	—	(2)	—	(2)
	Subordinated Note	197	—	6,219	—	6,219
	Common Equity	—	—	1,000	—	1,000

		291	—	10,949	—	10,949
Pfanstiehl, Inc.	Subordinated Note	421	6,208	5	5	6,208
	Common Equity	—	3,088	989	—	4,077

		421	9,296	994	5	10,285
Safety Products Group, LLC	Subordinated Note	683	10,000	4	4	10,000
	Preferred Equity	—	812	—	1	811
	Common Equity	—	—	—	—	—

		683	10,812	4	5	10,811
Trantech Radiator Products, Inc.	Subordinated Note	664	9,518	88	4	9,602
	Common Equity	—	962	—	19	943

		664	10,480	88	23	10,545
Westminster Cracker Company, Inc.	Preferred Equity	—	152	11	—	163
	Common Equity	—	1,804	—	6	1,798

		—	1,956	11	6	1,961
World Wide Packaging, LLC	Subordinated Note	704	10,097	93	4	10,186
	Common Equity	13	1,515	150	—	1,665

		717	11,612	243	4	11,851

Total Affiliate Investments		$5,073	$86,200	$15,210	$1,966	$99,444

(1)	The principal amount, the ownership detail for equity investments, and if the investment is income producing is shown in the consolidated schedule of investments.
(2)	Represents the total amount of interest, fees or dividends included in 2015 income for the portion of the six months ended June 30, 2015 that an investment was included in Control or Affiliate categories.
(3)	Gross additions include increases in the cost basis of investments resulting from a new portfolio investment, follow on investments, accrued PIK interest or dividends, and accretion of OID and loan origination fees. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation, as well as the movement of an existing portfolio company into this category and out of a different category.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments, if any. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with Fidus Investment Corporation’s consolidated financial statements and related notes appearing in our annual report on Form 10-K for the year ended December 31, 2014, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 5, 2015. The information contained in this section should also be read in conjunction with our unaudited consolidated financial statements and related notes thereto appearing elsewhere in this quarterly report on Form 10-Q.

Except as otherwise specified, references to “we,” “us,” “our,” “Fidus” and “FIC” refer to Fidus Investment Corporation and its consolidated subsidiaries.

Forward Looking Statements

This Quarterly Report on Form 10-Q contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Fidus Investment Corporation, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financing and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than the U.S. dollars; and,

•	the risks, uncertainties and other factors we identify in Item 1A. – Risk Factors contained in our Annual Report on Form 10-K for the year ended December 31, 2014, elsewhere in this Quarterly Report on Form 10-Q and in our other filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Quarterly Report on Form 10-Q should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in Item 1.A – Risk Factors contained in our Annual Report on Form 10-K for the year ended December 31, 2014, and elsewhere in this Quarterly Report on Form 10-Q. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Quarterly Report on Form 10-Q.

Overview

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

FIC was formed as a Maryland corporation on February 14, 2011. We completed our initial public offering, or IPO, in June 2011, and completed additional underwritten public offerings of our common stock in September 2012, February 2013 and September 2014 providing approximately $174.1 million in net proceeds after deducting underwriting fees and offering costs.

On June 20, 2011, FIC acquired all of the limited partnership interests of Fund I and membership interests of FMCGP through the Formation Transactions, resulting in Fund I becoming our wholly-owned SBIC subsidiary. Immediately following the Formation Transactions, we and Fund I elected to be treated as BDCs under the 1940 Act and our investment activities have been managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are independent of us. On March 29, 2013, we commenced operations of a second wholly-owned subsidiary, Fund II. Fund I and Fund II are collectively referred to as the “Funds.”

Fund I received its SBIC license on October 22, 2007 and Fund II received its SBIC license on May 28, 2013. We plan to continue to operate the Funds as SBICs, subject to SBA approval, and to utilize the proceeds of the sale of SBA-guaranteed debentures to enhance returns to our stockholders. We have also made, and continue to make, investments directly through FIC. We believe that utilizing FIC and the Funds as investment vehicles provides us with access to a broader array of investment opportunities. Based on the current capitalization of the Funds, we have approximately $45.3 million of remaining borrowing capacity under the SBIC Debenture Program and intend to fully utilize such capacity over the ensuing 12-24 months.

In August 2014, we entered into an equity distribution agreement with Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated through which the Company could sell, by means of at-the-market offerings from time to time, shares of the Company’s common stock having an aggregate offering price of up to $50.0 million (the “ATM Program”). During the period from August 21, 2014 through December 31, 2014, 158,353 shares of our common stock were sold at an average offering price of $18.51 per share resulting in net proceeds of $2.9 million after commissions to the sales agent on shares sold and offering costs of $0.1 million. During the six months ended June 30, 2015, 190,623 shares of our common stock were sold at an average offering price of $16.61 per share resulting in net proceeds of $3.1 million after commissions to the sales agent on shares sold and offering costs of $0.1 million. We intend to continue utilizing our ATM Program for capital to fund additional investments during 2015.

Revenues: We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on equity investments. Our debt investments, whether in the form of mezzanine, senior secured or unitranche loans, typically have terms of five to seven years and bear interest at a fixed rate but may bear interest at a floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity dates. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity may reflect the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, amendment, or structuring fees and fees for providing managerial assistance. Loan origination fees, original issue discount and market discount or premium, if any, are capitalized, and we accrete or amortize such amounts into interest income. We record prepayment premiums on loans as fee income. Interest and dividend income is recorded on the accrual basis to the extent that we expect to collect such amounts. Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. See “Critical Accounting Policies and Use of Estimates – Revenue Recognition.” Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Expenses: All investment professionals of our investment advisor and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses allocable to personnel who provide these services to us, are provided and paid for by our investment advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	fees and expenses incurred by our investment advisor under the Investment Advisory Agreement or payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory fees and management fees;

•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and our investment advisor based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our officers, including our chief compliance officer, our chief financial officer, and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	U.S. federal, state and local taxes;

•	Independent Directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators including printing costs;

•	costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses reasonably incurred by us or our investment advisor in connection with administering our business.

Portfolio Composition, Investment Activity and Yield

During the six months ended June 30, 2015, we invested $67.9 million in debt and equity investments, including seven new portfolio companies. These investments consisted of subordinated notes ($45.4 million, or 66.8%), senior secured loans ($17.5 million, or 25.8%), equity securities ($4.8 million, or 7.1%), and warrants ($0.2 million, or 0.3%). During the six months ended June 30, 2015 we received proceeds from sales or repayments, including principal, return of capital dividends and net realized gains (losses), of $47.4 million. During the six months ended June 30, 2014, we invested $24.7 million in debt and equity investments, including two new portfolio companies. These investments consisted of subordinated notes ($1.7 million, or 6.9%), senior secured loans ($16.8 million, or 68.0%), equity securities ($5.8 million, or 23.5%) and warrants ($0.4 million, or 1.6%). During the six months ended June 30, 2014, we received proceeds from sales or repayments, including principal, return of capital dividends and realized gains, of $20.3 million.

As of June 30, 2015, the fair value of our investment portfolio totaled $420.1 million and consisted of 47 portfolio companies. As of June 30, 2015, our debt portfolio was entirely comprised of fixed rate investments. Overall, the portfolio had net unrealized appreciation of $0.1 million as of June 30, 2015. Our average portfolio company investment at amortized cost was $8.9 million as of June 30, 2015.

As of December 31, 2014, the fair value of our investment portfolio totaled $396.4 million and consisted of 42 portfolio companies. As of December 31, 2014, our debt portfolio was entirely comprised of fixed rate investments. Overall, the portfolio had net unrealized appreciation of $5.0 million as of December 31, 2014. Our average portfolio company investment at amortized cost was $9.3 million as of December 31, 2014.

The weighted average yield on debt investments as of June 30, 2015 and December 31, 2014 was 13.3% and 13.4%, respectively. The weighted average yields were computed using the effective interest rates for debt investments at cost as of June 30, 2015 and December 31, 2014, including the accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any.

The following table shows the portfolio composition by investment type at fair value and cost as a percentage of total investments:

	Fair Value		Cost
	June 30, 2015	December 31, 2014	June 30, 2015	December 31, 2014
Subordinated notes	67.0%	69.1%	67.9%	69.8%
Senior secured loans	20.8	18.7	20.7	19.0
Equity	10.5	10.8	9.7	9.4
Warrants	1.7	1.4	1.7	1.8

Total	100.0%	100.0%	100.0%	100.0%

The following table shows the portfolio composition by geographic region at fair value and cost as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company:

	Fair Value		Cost
	June 30, 2015	December 31, 2014	June 30, 2015	December 31, 2014
Midwest	25.7%	23.9%	24.9%	23.7%
Southeast	25.0	28.6	25.4	29.0
Northeast	23.3	16.9	23.0	16.7
West	16.9	19.9	15.3	18.4
Southwest	9.1	10.7	11.4	12.2

Total	100.0%	100.0%	100.0%	100.0%

The following table shows the detailed industry composition of our portfolio at fair value and cost as a percentage of total investments:

	Fair Value		Cost
	June 30, 2015	December 31, 2014	June 30, 2015	December 31, 2014
Healthcare services	12.7%	10.3%	12.7%	10.8%
Healthcare products	12.5	11.2	11.7	10.6
Aerospace & defense manufacturing	8.9	9.4	7.4	8.6
Specialty distribution	7.1	10.3	7.1	9.3
Building products manufacturing	7.0	3.6	6.8	3.7
Transportation services	6.0	4.0	5.9	3.9
Consumer products	5.3	5.6	5.3	5.6
Oil & gas services	4.4	8.6	4.8	8.8
Component manufacturing	4.2	4.3	4.3	4.6
Business services	4.2	3.1	4.2	3.2
Industrial cleaning & coatings	4.0	4.1	4.2	4.2
Financial services	3.3	3.7	3.0	3.4
Safety products manufacturing	2.6	2.7	2.6	2.7
Utility equipment manufacturing	2.5	2.6	2.4	2.6
Printing services	2.3	2.4	2.4	2.6
Restaurants	2.1	1.7	1.9	1.6
Specialty chemicals	1.9	2.2	2.1	2.2
Information technology services	1.9	2.3	2.2	2.5
Laundry services	1.5	1.5	1.4	1.4
Telecommunication services	1.4	—	1.4	—
Apparel distribution	1.4	1.5	1.4	1.5
Vending equipment manufacturing	1.2	—	1.2	—
Specialty cracker manufacturing	0.5	0.5	0.3	0.3
Electronic components supplier	0.4	0.4	0.3	0.4
Retail	0.3	2.7	0.2	2.6
Retail cleaning	0.2	1.1	2.6	2.7
Commercial cleaning	0.2	0.2	0.2	0.2

Total	100.0%	100.0%	100.0%	100.0%

Portfolio Asset Quality

In addition to various risk management and monitoring tools, our investment advisor uses an internally developed investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that involve the least amount of risk in our portfolio. The portfolio company is performing above expectations and the trends and risk factors are favorable, and may include an expected capital gain.

•	Investment Rating 2 is used for investments that involve a level of risk similar to the risk at the time of origination. The portfolio company is performing substantially within our expectations and the risk factors are neutral or favorable. Each new portfolio investment enters our portfolio with Investment Rating 2.

•	Investment Rating 3 is used for investments performing below expectations and indicates the investment’s risk has increased somewhat since origination. The portfolio company requires closer monitoring, but we expect a full return of principal and collection of all interest and/or dividends.

•	Investment Rating 4 is used for investments performing materially below expectations and the risk has increased materially since origination. The portfolio company has the potential for some loss of investment return, but we expect no loss of principal.

•	Investment Rating 5 is used for investments performing substantially below our expectations and the risks have increased substantially since origination. We expect some loss of principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2015 and December 31, 2014:

	June 30, 2015		December 31, 2014
	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
	(dollars in thousands)
Investment Rating
1	$57,721	13.7%	$49,499	12.5%
2	316,879	75.5	297,024	74.9
3	44,312	10.5	48,814	12.3
4	1,222	0.3	1,018	0.3
5	—	—	—	—

Totals	$420,134	100.0%	$396,355	100.0%

Based on our investment rating system, the weighted average rating of our portfolio as of both June 30, 2015 and December 31, 2014 was 2.0.

Non-Accrual

As of June 30, 2015, we had debt investments in one portfolio company on non-accrual status, which had an aggregate cost and fair value of $4.1 million and $0.8 million, respectively. As of December 31, 2014, we had no debt investments on non-accrual status.

For the three and six months ended June 30, 2015, we recognized unrealized depreciation on non-accrual debt investments of $3.0 million and $3.1 million, respectively. For the three and six months ended June 30, 2014, we recognized unrealized depreciation on non-accrual debt investments of $5.1 million and $8.4 million, respectively.

Discussion and Analysis of Results of Operations

Comparison of three months ended June 30, 2015 and June 30, 2014

Investment Income

For the three months ended June 30, 2015, total investment income was $12.8 million, an increase of $2.2 million, or 21.0%, over the $10.6 million of total investment income for the three months ended June 30, 2014. The increase was primarily attributable to a $2.8 million increase in interest income resulting largely from higher average levels of debt investments outstanding, which was offset by a $0.4 million decrease in dividend income due to lower average levels of income producing equity investments outstanding and a $0.3 million decrease in fee income resulting from lower levels of investment activity during the three months ended June 30, 2015, as compared to the three months ended June 30, 2014.

Expenses

For the three months ended June 30, 2015, total expenses, including income tax provision, were $6.8 million, an increase of $1.7 million or 33.3%, over the $5.1 million of total expenses, including income tax provision, for the three months ended June 30, 2014. Interest and financing expenses for the three months ended June 30, 2015 were $2.3 million, an increase of $0.5 million or 28.3%, compared to $1.8 million for the three months ended June 30, 2014 as a result of higher average balances of SBA debentures outstanding during 2015 and interest and commitment fees related to the Credit Facility. The base management fee increased $0.5 million, or 33.8%, to $1.9 million for the three months ended June 30, 2015 due to higher average total assets less cash and cash equivalents for the three months ended June 30, 2015 than the comparable period in 2014. The incentive fee for the three months ended June 30, 2015 was $1.6 million, a $0.7 million, or 82.5%, increase from the $0.9 million incentive fee for the three months ended June 30, 2014 which was the result of an increase of $0.2 million in the income incentive fee to $1.5 million and a capital gains incentive fee accrual of less than $0.1 million during the 2015 period compared to a capital gains incentive fee reversal of $0.4 million during the same period in 2014. The administrative service fee, professional fees and other general and administrative expenses totaled $1.0 million for both the three months ended June 30, 2015 and 2014.

Net Investment Income

Net investment income for the three months ended June 30, 2015 was $6.0 million, which was an increase of $0.5 million, or 9.6%, compared to net investment income of $5.5 million during the three months ended June 30, 2014 as a result of the $2.2 million increase in total investment income and the $1.7 million increase in total expenses, including income tax provision.

Net Increase in Net Assets Resulting From Operations

For the three months ended June 30, 2015, the total net realized gains on investments were $5.3 million and were comprised of $5.3 million in gross realized gains and less than $0.1 million in gross realized losses. Significant realized gains (losses) for the three months ended June 30, 2015 are summarized below:

Portfolio Company	Realization Event	Net Realized Gain (Loss) (in millions)
Connect-Air International, Inc.	Exit of portfolio company	$5.3
Acentia, LLC	Exit of portfolio company	< (0.1)
Other		< (0.1)

Total		$5.3

For the three months ended June 30, 2014, the total net realized gains on investments were $0.1 million and were comprised of $0.1 million in gross realized gains related to escrow payments received on previously exited portfolio investments.

During the three months ended June 30, 2015, we recorded a net change in unrealized depreciation on investments of $5.1 million attributable to (i) the reversal of net unrealized appreciation on investments of $5.3 million related to the exit or sale of investments, resulting in unrealized depreciation, (ii) net unrealized depreciation of $2.3 million on debt investments and (iii) net unrealized appreciation of $2.5 million on equity investments. During the three months ended June 30, 2014, we recorded a net change in unrealized depreciation on investments of $2.1 million attributable to (i) net unrealized depreciation of $4.1 million on debt investments and (ii) net unrealized appreciation of $2.0 million on equity investments.

As a result of these events, our net increase in net assets resulting from operations during the three months ended June 30, 2015 was $6.2 million, or an increase of $2.8 million, or 82.2%, compared to a net increase in net assets resulting from operations of $3.4 million during the prior year period.

Comparison of six months ended June 30, 2015 and June 30, 2014

Investment Income

For the six months ended June 30, 2015, total investment income was $25.6 million, an increase of $4.5 million, or 21.3%, over the $21.1 million of total investment income for the six months ended June 30, 2014. The increase was primarily attributable to a $5.2 million increase in interest income resulting largely from higher average levels of debt investments outstanding, which was offset by a $0.6 million decrease in dividend income due to lower average levels of income producing equity investments outstanding during the six months ended June 30, 2015, as compared to the six months ended June 30, 2014 and a $0.1 million decrease in fee income for the six months ended June 30, 2015 compared to the prior year period.

Expenses

For the six months ended June 30, 2015, total expenses, including income tax provision, were $13.4 million, an increase of $3.2 million or 31.2%, over the $10.2 million of total expenses, including income tax provision, for the six months ended June 30,

2014. Interest and financing expenses for the six months ended June 30, 2015 were $4.4 million, an increase of $0.9 million or 24.9%, compared to $3.5 million for the six months ended June 30, 2014 as a result of higher average balances of SBA debentures outstanding during 2015 and interest and commitment fees related to the Credit Facility. The base management fee increased $0.9 million, or 32.5%, to $3.7 million for the six months ended June 30, 2015 due to higher average total assets less cash and cash equivalents for the six months ended June 30, 2015 than the comparable period in 2014. The incentive fee for the six months ended June 30, 2015 was $3.2 million, a $1.5 million, or 86.2%, increase from the $1.7 million incentive fee for the six months ended June 30, 2014 which was the result of an increase of $0.6 million in the income incentive fee to $3.1 million and a capital gains incentive fee accrual of $0.1 million during the 2015 period compared to a capital gains incentive fee reversal of $0.8 million during the same period in 2014. The administrative service fee, professional fees and other general and administrative expenses totaled $2.1 million for the six months ended June 30, 2015 compared to $2.2 million for the six months ended June 30, 2014.

Net Investment Income

Net investment income for the six months ended June 30, 2015 was $12.3 million, which was an increase of $1.3 million, or 12.0%, compared to net investment income of $11.0 million during the six months ended June 30, 2014 as a result of the $4.5 million increase in total investment income and the $3.2 million increase in total expenses, including income tax provision.

Net Increase in Net Assets Resulting From Operations

For the six months ended June 30, 2015, the total net realized gains on investments were $5.3 million and were comprised of $5.3 million in gross realized gains and less than $0.1 million in gross realized losses. Significant realized gains (losses) for the six months ended June 30, 2015 are summarized below:

Portfolio Company	Realization Event	Net Realized Gain (Loss) (in millions)
Connect-Air International, Inc.	Exit of portfolio company	$5.3
Acentia, LLC	Exit of portfolio company	< (0.1)
Other		< (0.1)

Total		$5.3

For the six months ended June 30, 2014, the total realized gains on investments were $1.9 million and were comprised of $1.9 million in gross realized gains. Significant realized gains for the six months ended June 30, 2014 are summarized below:

Portfolio Company	Realization Event	Net Realized Gain (in millions)
Nobles Manufacturing, Inc.	Exit of portfolio company	$1.7
Apex Microtechnology, Inc.	Repayment of debt in full	0.2
Other		< 0.1

Total		$1.9

During the six months ended June 30, 2015, we recorded a net change in unrealized depreciation on investments of $4.9 million attributable to (i) the reversal of net unrealized appreciation on investments of $4.1 million related to the exit or sale of investments, resulting in unrealized depreciation, (ii) net unrealized depreciation of $3.7 million on debt investments and (iii) net unrealized appreciation of $2.9 million on equity investments. During the six months ended June 30, 2014, we recorded a net change in unrealized depreciation on investments of $6.0 million attributable to (i) the reversal of net unrealized appreciation on investments of $1.9 million related to the exit or sale of investments, resulting in unrealized depreciation, (ii) net unrealized depreciation of $7.5 million on debt investments and (iii) net unrealized appreciation of $3.4 million on equity investments.

As a result of these events, our net increase in net assets resulting from operations during the six months ended June 30, 2015 was $12.7 million, or an increase of $5.8 million, or 85.9%, compared to a net increase in net assets resulting from operations of $6.8 million during the prior year period.

Liquidity and Capital Resources

As of June 30, 2015, we had $14.5 million in cash and cash equivalents and our net assets totaled $246.9 million. We believe that our current cash and cash equivalents on hand, our continued access to SBA-guaranteed debentures, our Credit Facility and our anticipated cash flows from operations will provide adequate capital resources with which to operate and finance our investment business and make distributions to our stockholders for at least the next 12 months. We intend to generate additional cash primarily from the future offerings of securities (including the ATM Program) and future borrowings, as well as cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be investments in portfolio companies and cash distributions to our stockholders.

Cash Flows

For the six months ended June 30, 2015, we experienced a net decrease in cash and cash equivalents in the amount of $14.8 million. During that period, we used $11.5 million of cash for operating activities, primarily for the funding of $67.9 million of investments, which was partially offset by the proceeds from sales and repayments of investments of $47.4 million. During the same period, we used $3.3 million for financing activities resulting from cash dividends paid to stockholders of $12.2 million and payments of financing costs totaling $1.0 million, which were partially offset by proceeds received from stock offerings, net of expenses, of $3.2 million, proceeds from the issuance of SBA debentures of $6.2 million and net borrowings under the Credit Facility of $0.5 million.

For the six months ended June 30, 2014, we experienced a net decrease in cash and cash equivalents in the amount of $12.7 million. During that period, we generated $0.1 million of cash from operating activities, primarily from repayments and sales proceeds received of $20.3 million and net investment income of $11.0 million, which was partially offset by the funding of $24.7 million of investments. During the same period, we used $12.9 million for financing activities, consisting of cash dividends paid to stockholders of $10.1 million and a $2.9 million payment for taxes related to the 2013 deemed distribution which was paid on behalf of the stockholders.

Capital Resources

We anticipate that we will continue to fund our investment activities on a long-term basis through a combination of additional debt and equity capital.

The Funds are licensed SBICs, and have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice its regulatory capital. The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 200.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $225.0 million. SBA debentures have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the SBA debentures is not required to be paid before maturity but may be pre-paid at any time. As of June 30, 2015, Fund I had $150.0 million of outstanding SBA debentures. Based on its $75.0 million of regulatory capital as of June 30, 2015, Fund I cannot issue additional SBA debentures. As of June 30, 2015, Fund II had $29.7 million of outstanding SBA debentures. Based on its $37.5 million of regulatory capital as of June 30, 2015, Fund II has the current capacity to issue up to an additional $45.3 million of SBA debentures. For more information on the SBA debentures, please see Note 6 to our consolidated financial statements.

In June 2014, we entered the Credit Facility to provide additional funding for our investment and operational activities. The Credit Facility, which matures on June 16, 2018, had an initial commitment of $30.0 million and an accordion feature that allows for an increase in the total commitments up to $75.0 million, subject to certain customary conditions. The Credit Facility is secured primarily by our assets, excluding the assets of the Funds.

On December 19, 2014, FIC amended the Credit Facility to (i) increase the commitment from $30.0 million to $50.0 million (ii) allow FIC to buy-back up to $10.0 million of our common stock subject to the satisfaction of specified financial covenants and conditions. The Credit Facility continues to have an accordion feature which allows for an increase in the total commitment up to $75.0 million.

Borrowings under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain portfolio investments. We are subject to additional limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR rate plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR rate plus 1.0%. We pay a commitment fee ranging from 0.5% to 1.0% per annum on undrawn amounts.

We have made customary representations and warranties and are required to comply with various affirmative, negative and financial covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of June 30, 2015, we are in compliance with all covenants of the Credit Facility and there was $10.5 million outstanding under the Credit Facility.

As of June 30, 2015, the weighted average interest rate for all SBA debentures and borrowings outstanding under the Credit Facility was 4.2%.

As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. We have received exemptive relief from the Securities and Exchange Commission, or the SEC, to allow us to exclude any indebtedness guaranteed by the SBA and issued by the Funds from the 200.0% asset coverage requirements, which, in turn, will enable us to fund more investments with debt capital.

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors, including Independent Directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. On June 3, 2015, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to each such sale.

Current Market Conditions

Though global credit and other financial market conditions have improved and stability has increased throughout the international financial system, the uncertainty surrounding the United States’ rapidly increasing national debt and continuing global economic malaise have kept markets volatile. These unstable conditions could continue for a prolonged period of time. Although we have been able to secure access to additional liquidity, including our follow-on stock offerings, the ATM Program and leverage available through the SBIC program and Credit Facility, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

Critical Accounting Policies and Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Portfolio Investments

As a BDC, we report our assets and liabilities at fair value at all times consistent with GAAP and the 1940 Act. Accordingly, we are required to periodically determine the fair value of all of our portfolio investments.

Our investments generally consist of illiquid securities including debt and equity investments in lower middle-market companies. Investments for which market quotations are readily available are valued at such market quotations. Because we expect that there will not be a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the difference could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of our investment advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of our investment advisor;

•	our board of directors also engages one or more independent valuation firms to provide an independent appraisal for each of our investments at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;

•	the audit committee of our board of directors reviews the preliminary valuations of our investment advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•	the board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our investment advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, we start with the cost basis of the security. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

We perform detailed valuations of our debt and equity investments, using both the market and income approaches as appropriate. Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. Under the income approach, we typically prepare and analyze discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

We evaluate investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For our debt investments, including senior secured loans and subordinated notes, the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Our discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. We determine a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. We may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties and other fees; estimated remaining life; the nature and realizable value of any collateral; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. We estimate the remaining life of our debt investments to generally be the legal maturity date of the instrument, as we generally intend to hold loans to maturity. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date.

For our equity investments, including equity securities and warrants, we generally use a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and prices paid in comparable transactions, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, we consider our ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

We may also utilize an income approach when estimating the fair value of our equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. We typically prepare and analyze discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. We consider various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and prices paid in comparable transactions, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainties with respect to the possible effect of such valuations, and any changes in such valuations, on the consolidated financial statements.

Revenue Recognition

Investments and related investment income. Realized gains or losses on investments are recorded upon the sale or disposition of a portfolio investment and are calculated as the difference between the net proceeds from the sale or disposition and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Changes in the fair value of investments from the prior period, as determined by our board of directors through the application of our valuation policy, are included as net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Interest and dividend income. Interest and dividend income is recorded on the accrual basis to the extent that we expect to collect such amounts. Interest and dividend income is accrued daily based on the outstanding principal amount and the contractual terms of the debt or preferred equity investment. Dividend income is recorded on the declaration date or at the point an obligation exists for the portfolio company to make a distribution. Distributions from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital.

Payment-in-kind interest. We have investments in our portfolio that contain a PIK income provision. The PIK income, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest or dividend income on the consolidated statements of operations. Generally, PIK can be paid-in-kind or all in cash. We stop accruing PIK income when it is determined that PIK income is no longer collectible. In addition, to maintain our status as a RIC and to avoid paying corporate federal income tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

Non-accrual. Loans or preferred equity investments are placed on non-accrual status and we will generally cease recognizing interest or dividend income when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual investments may be recognized as income or applied to the investment principal balance based on management’s judgment. Non-accrual investments are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Warrants. In connection with our debt investments, we will sometimes receive warrants or other equity-related securities, or Warrants. We determine the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants are treated as original issue discount, or OID, and accreted into interest income using the effective interest method over the term of the investment.

Fee income. All transaction fees earned in connection with our investments are recognized as fee income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. We recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when earned. Prior to the Formation Transactions, and in accordance with the prior limited partnership agreement, we historically recorded transaction fees provided in connection with our investments as a direct offset to management fee expense.

We also typically receive loan origination or closing fees in connection with investments. Such loan origination and closing fees are capitalized as unearned income and offset against investment cost basis on our consolidated statements of assets and liabilities and accreted into income over the life of the investment.

Recently Issued Accounting Standards

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016 and early application is not permitted. We are currently evaluating the impact this ASU will have on our consolidated financial position or disclosures.

In February 2015, the FASB issued ASU 2015-02, Consolidation: Amendments to the Consolidation Analysis, which amends the criteria for determining which entities are considered variable interest entities (“VIEs”), amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. This guidance is effective for annual and interim reporting periods of public entities beginning after December 15, 2015 and early adoption is permitted. We are currently evaluating the impact this ASU will have on our consolidated financial position or disclosures.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2015, we had off-balance sheet arrangements consisting of seven unfunded revolving loan commitments totaling $5.4 million to portfolio companies and two unfunded loan commitments totaling $3.6 million to a portfolio company. As of December 31, 2014, we had off-balance sheet arrangements consisting of consisting of five unfunded revolving loan commitments totaling $4.1 million to portfolio companies and two unfunded loan commitment totaling $5.4 million to a portfolio company.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	In connection with the Formation Transactions, Fund I terminated its management services agreement with Fidus Capital, LLC and we entered into the Investment Advisory Agreement with Fidus Investment Advisors, LLC, as our investment advisor. The investment professionals of Fidus Investment Advisors, LLC were also the investment professionals of Fidus Capital, LLC. We entered into the Investment Advisory Agreement with Fidus Investment Advisors, LLC to manage our day-to-day operating and investing activities. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. See Note 5 to our consolidated financial statements.

Edward H. Ross, our Chairman and Chief Executive Officer and Thomas C. Lauer, one of our directors, are managers of Fidus Investment Advisors, LLC.

•	We entered into the Administration Agreement with Fidus Investment Advisors, LLC to provide us with the office facilities and administrative services necessary to conduct day-to-day operations. See Note 5 to our consolidated financial statements.

•	We entered into a license agreement with Fidus Partners, LLC, pursuant to which Fidus Partners, LLC has granted us a non-exclusive, royalty-free license to use the name “Fidus.”

In connection with the IPO and our election to be regulated as a BDC, we applied for and received exemptive relief from the SEC on March 27, 2012 to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. The relief permits FIC and Fund I, each of which has elected to be treated as a BDC, to operate effectively as one company, specifically allowing them to: (1) engage in certain transactions with each other; (2) invest in securities in which the other is or proposes to be an investor; (3) file consolidated reports with the Commission; and (4) be subject to modified consolidated asset coverage requirements for senior securities issued by a BDC and its SBIC subsidiary. Fund II has not elected to be treated as a BDC and is not party to this exemptive relief. The fourth exemption described above allows us to exclude any indebtedness guaranteed by the SBA and issued by Fund I from the 200.0% asset coverage requirements applicable to us. Effective September 30, 2014, any SBA debentures issued by Fund II are not considered senior securities for purposes of the 200.0% asset coverage requirements.

In addition, we, Fund I and our investment advisor have each adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that governs the conduct of our and our investment advisor’s officers, directors and employees. Additionally, our investment advisor has adopted a code of ethics pursuant to rule 240A-1 under the 1940 Act and in accordance with Rule 17j-1(c). We, and Fund I, have also adopted a code of business conduct that is applicable to all officers, directors and employees of Fidus and our investment advisor. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

Recent Developments

On July 30, 2015, we invested $8.0 million in the subordinated notes and common equity of Vanguard Dealer Services, L.L.C., a provider and administrator of finance and insurance products and services to automobile dealerships. In addition, the Company extended a commitment to fund $2.5 million in additional subordinated notes at a future date.

On July 31, 2015, we exited our equity investments in Westminster Cracker Company, Inc. in connection with the sale of the portfolio company. We recognized a gain of approximately $1.7 million on our preferred and common equity investments.

On August 3, 2015, the Board declared a regular quarterly dividend of $0.39 per share, which is payable on September 25, 2015 to stockholders of record as of September 17, 2015.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk.

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. In the future, our investment income may also be affected by changes in various interest rates, including LIBOR and prime rates, to the extent of any debt investments that include floating interest rates. As of June 30, 2015 and December 31, 2014, our debt portfolio was entirely comprised of fixed rate investments. Our pooled SBA debentures bear interest at fixed rates. Our Credit Facility bears interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR rate plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR rate plus 1.0%.

Assuming that the consolidated statements of assets and liabilities as of June 30, 2015 and December 31, 2014 were to remain constant, a hypothetical 100 basis point change in interest rates would not have a material effect on our level of interest income from debt investments or interest expense.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

Item 4.	Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. Our Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the 1934 Act) as of the end of the period covered by this report. Based on the evaluation of these disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective. It should be noted that any system of controls, however well designed and operated, can provide only reasonable, and not absolute, assurance that the objectives of the system are met. In addition, the design of any control system is based in part upon certain assumptions about the likelihood of future events. Because of these and other inherent limitations of control systems, there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting during the second quarter of 2015 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II — OTHER INFORMATION

Item 1.	Legal Proceedings.

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

Item 1A.	Risk Factors.

In addition to other information set forth in this report, you should carefully consider the “Risk Factors” discussed in our Form 10-K for the year ended December 31, 2014 and filed with the SEC on March 5, 2015, which are incorporated herein by reference. These Risk Factors could materially affect our business, financial condition and/or operating results. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially affect our business, financial condition and/or operating results.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds.

None.

Item 3.	Defaults Upon Senior Securities.

None.

Item 4.	Mine Safety Disclosures.

None.

Item 5.	Other Information.

None.

Item 6.	Exhibits.

Number	Exhibit

31.1	Chief Executive Officer Certification Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Chief Financial Officer Certification Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIDUS INVESTMENT CORPORATION

Date: August 6, 2015	/s/ EDWARD H. ROSS
Edward H. Ross
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: August 6, 2015	/s/ SHELBY E. SHERARD
Shelby E. Sherard
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Number	Exhibit

31.1	Chief Executive Officer Certification Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Chief Financial Officer Certification Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.